UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05075

Thrivent Mutual Funds

(Exact name of registrant as specified in charter)

625 Fourth Avenue South Minneapolis, Minnesota	55415
(Address of principal executive offices)	(Zip code)

John L. Sullivan

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: December 31

Date of reporting period: December 31, 2008

Item 1.	Report to Stockholders

Thrivent.com 24042AR R2-09 Thrivent Real Estate Securities Fund Thrivent Equity Income Plus Fund Thrivent Diversified Income Plus Fund Annual Report December 31, 2008 Go Paperless. Sign into MyThrivent at Thrivent.com. Enroll in eDelivery and you can receive this document electronically.

Dear Shareholder:

Economic and Market Review

Stocks and most types of bonds generally posted negative returns during the 12 months ended December 31, 2008. Credit market troubles that started in sub-prime mortgages in 2007 spread far and wide during the year, culminating in a global liquidity crisis that affected many of the world’s investment markets. This led to major policy adjustments by central bankers around the globe as they attempted to facilitate the availability of credit and liquidity to the markets. Over the period, the U.S. Federal Reserve lowered targeted short-term rates by more than 4 percentage points to virtually zero as heightened risks in both the real economy and the financial markets became apparent.

U.S. Economy

The current recession has turned into one of the longest economic downturns in post-war history. Although the nation’s Gross Domestic Product (GDP) grew modestly during the first half of the year, it deteriorated at a rapid clip late in the year as the worsening credit crunch, declining housing and investment values, rising unemployment and somber economic news weighed on consumer and business spending. GDP growth increased 0.9% in the first quarter and rose 2.8% in the second quarter after the tax rebates arguably provided a boost to consumer spending. The economy contracted -0.5% in the third quarter and declined at a rate of -3.8% in the fourth quarter.1

The prospects for the U.S. housing market remain grim. The housing sector continues to be hurt by falling prices due to the massive amount of excess supply, rising mortgage delinquencies and record levels of foreclosures. On the positive side, government efforts to drive mortgage rates lower appear to be working. Conventional mortgage rates have plunged over the past two months to the lowest level since 1971; however, rates on jumbo loans have not come down as much. Sales of existing homes nationwide fell 8.6% to 4.49 million units annually in November 2008 from 4.91 million units in October, and were 10.6% below the 5.02 million unit pace of November 2007.2

Besides the hit to household wealth from the unprecedented decline in home values and equity prices, consumers have been restrained by the large continued reductions in payrolls. In December, the number of unemployed persons increased by 632,000 to 11.1 million and the unemployment rate rose to 7.2%. From December 2007 through the end of 2008, the ranks of unemployed grew by 3.6 million and the unemployment rate rose by 2.3 percentage points.3

Inflation & Monetary Policy

Inflation eased markedly in the second half of 2008, arguably preventing the downturn in economic growth from being even greater. Much of the deceleration resulted from the extraordinary collapse in energy prices since early summer. The Consumer Price Index (CPI) rose at a 0.1% annual rate for the 12 months ended December 31, 2008, compared with a 4.1% rate for all of 2007. The index for energy, which rose 17.4% in 2007, declined at a 21.3% annual rate during the 12-month period. Excluding the volatile prices of food and energy, the core CPI advanced at a 1.8% annual rate during the period, compared to a 2.4% increase for all of 2007.

The prospects for an economic recovery depend, in part, on the relative success or failure of ongoing and prospective stimulus applied by the government. The Federal Open Market Committee (FOMC) slashed the federal funds target rate to virtually zero during the year and has taken additional steps to unfreeze capital markets.

Equity Performance

Stock prices pulled back sharply for much of 2008—for some indexes to five-year lows in October 2008—due to worries about troubles in the credit, housing, job and consumer markets and the growing potential for a severe recession.

Small-company stocks outperformed large-company issues during the period. The Russell 2000® Index of small-company stocks posted a -33.79% total return, while the S&P 500 Index of large-company stocks recorded a -36.99% return. Value stocks modestly outperformed growth stocks during the period. The Russell 1000® Value Index returned -36.85%, while the Russell 1000® Growth Index posted a return of -38.44%.

Major market foreign stocks underperformed most domestic issues in dollar terms. The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index posted a -43.06% total return in dollar terms.

Fixed Income Performance

The worsening credit crisis hurt all areas of the bond market except U.S. Treasury and government agency securities during the period. An investor flight to safety pushed U.S. Treasury bond prices up, driving Treasury yields down. Mortgage- and asset-backed bonds, high-yield bonds, bank loans and corporate bonds all suffered price declines as liquidity drained out of the market and the outlook for the economy worsened. Late in the period, the situation intensified with the failure and subsequent federal takeover or forced sale of a number of large financial institutions.

Fannie Mae, Freddie Mac, Lehman Brothers, Washington Mutual, Wachovia, Merrill Lynch and AIG all were casualties of the crisis that overtook the financial industry.

The yield curve steepened during the period as yields on shorter-maturity Treasuries (or Treasury securities) fell more than yields of longer-dated bonds. The six-month Treasury yield fell from 3.49% to 0.27%, the five-year yield declined from 3.45% to 1.55%, the 10-year yield fell from 4.04% to 2.25%, and the 30-year Treasury yield declined from 4.45% to 2.69%.

The Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index of the broad U.S. bond market posted a 5.24% total return for the 12-month period, while the Barclays Capital Government/Corporate 1-3 Year Bond Index registered a 4.97% total return. Below-investment-grade corporate bonds were among the weakest performers, with the Barclays Capital U.S. Corporate High Yield Bond Index registering a -26.16% total return.

Outlook

Economic activity will likely remain sluggish at least until mid-2009. Eventually, the unprecedented amount of government stimulus in the system—in the form of low interest rates and other liquidity programs—should begin to spur faster growth. Until then, the Federal Reserve will likely keep short-term interest rates low.

The mortgage crisis that started in 2007 has spread from the consumer through the banking system and has impacted the broader economy. Rapidly increasing unemployment, very weak consumer spending, and business spending cutbacks are now the primary risks to the economy. The support from exports that U.S. corporations have enjoyed is also now in jeopardy as global growth slows and the U.S. dollar strengthens. Helping to offset these risks somewhat, the U.S. and foreign governments around the world have initiated financial-system rescue plans that may begin to show signs of returning some liquidity to the credit markets.

On a Personal Note

My colleague, Pam Moret, has recently taken on a new role at Thrivent Financial and will no longer serve as the President of Thrivent Mutual Funds. I, along with all of us at Thrivent Mutual Funds, want to thank Pam for her years of dedicated service to our shareholders. Her tenure saw tremendous improvement in investment performance, innovative product design and lower expenses for our shareholders. Her leadership and integrity set a standard for the position. It’s a standard I will work to build upon as I assume the position of President of Thrivent Mutual Funds, in addition to maintaining my current role as Chief Investment Officer of Thrivent Asset Management.

I look forward to using this forum in future publications to share thoughts and insight on the markets and investment strategies, along with updates on your Thrivent mutual funds. Until then, thank you for continuing to turn to us for your financial options.

Sincerely,

Russell W. Swansen

President and Chief Investment Officer

Thrivent Mutual Funds

[1]	U.S. Department of Commerce, Bureau of Economic Analysis
[2]	National Association of Realtors
[3]	U.S. Department of Labor, Bureau of Labor Statistics

Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative of visit www.thrivent.com.

Thrivent Real Estate Securities Fund

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Fund seeks to provide long-term capital appreciation and high current income. The Fund is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Real estate security prices are influenced by the underlying value of properties owned by the company, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Portfolio’s prospectus.

How did the Fund perform during the 12-month period ended December 31, 2008?

Thrivent Real Estate Securities Fund earned a return of -37.16%, as compared to the median return for its peer group, the Lipper Real Estate Mutual Fund category, of -38.99%. The Fund’s market benchmark, the FTSE NAREIT Equity REIT Index, earned a return of -37.73%.

What factors affected the Fund’s performance?

REIT stocks were impacted primarily by the following three factors during 2008. First, the U.S. economy weakened during the year, resulting in job losses, followed by rising vacancy rates and downward pressure on rental rates for all property types (office, industrial, retail, multifamily, health care, self storage, and lodging). Second, commercial real estate lenders demanded much higher interest rates for real estate debt investments, which also negatively affected commercial real estate values and REIT equity valuations. Third, publicly traded REITs were negatively impacted by the overall stock market declines, higher credit costs in all debt instruments, and the general flight from risky assets.

The best performing sectors in the Fund were multifamily, health care, and self storage REITs. The worst performing property sectors were industrial, lodging, regional malls, and shopping centers. The Fund’s underweighted allocations to lodging and shopping centers were the most significant positive contributors to sector performance relative to the benchmark Index.

What is your outlook?

As a result of the weakening U.S. economy, we expect commercial real estate vacancy rates to rise in 2009. All property sectors will likely be affected. The lodging and multifamily properties are expected to experience the most immediate impact due to their short-term income streams.

The U.S. government’s economic stimulus efforts and significant support of the banking/financial system have helped stabilize the financial markets. An improvement in the U.S. economy during 2009 now appears more likely than during the financial crisis in 2008.

We believe that health care properties, which have long-term leases and benefit from stable demand as a result of the aging population, will perform well in this environment. In addition, class A office properties in the Washington, D.C. area, San Francisco, and coastal southern California should remain in demand through the current downturn. The Fund has exposure to companies within each property sector, with the largest concentration being in REITs with high-quality real estate and best-in-class management teams. In addition, we have positioned the Fund in a well-diversified collection of other REITs that we believe offer great value and significant upside potential from current price levels.

Portfolio Facts

As of December 31, 2008

	Class A	Institutional Class
Ticker	TREFX	TREIX
Transfer Agent ID	069	469
Net Assets	$8,415,342	$56,480,313
NAV	$6.36	$6.34
NAV - High†	5/15/2008 - $11.69	5/15/2008 - $11.70
NAV - Low†	11/20/2008 - $4.30	11/20/2008 - $4.31
Number of Holdings: 89

†	For the year ended December 31, 2008

1	Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
2	Class A performance reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and FTSE NAREIT Equity REIT Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

Thrivent Equity

Income Plus Fund

David R. Spangler, CFA and Kevin R. Brimmer, FSA, Portfolio Co-Managers

Thrivent Equity Income Plus Fund seeks income plus long-term capital growth. The Fund may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Fund may also sell covered options on any securities in which the Fund invests. Successful use of this strategy can augment portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 10-month period ended December 31, 2008?

Thrivent Equity Income Plus Fund earned a return of -28.15% during the period from its inception on February 29, 2008, through December 31, 2008. The Fund’s market benchmark, the S&P 500 Index, earned a return of -30.72% for the same period.

What factors affected the Fund’s performance?

2008 marked one of the most volatile and difficult markets in history, with the S&P 500 exhibiting its worst annual loss in more than 70 years. Within the broader market, dividend-paying stocks outperformed non-payers. For the year, the Fund performed well relative to the broader market and to its peer group.

Contributing to the Fund’s performance was an overall positioning on high-quality firms exhibiting strong operating performance and an ability to pay and grow dividends. At the sector and security level, security selection was the major contributor to outperformance, with a small underperformance due to sector allocations. Stock selection was strong in health care, with financials and materials contributing a majority of the relative outperformance.

The Fund’s “buy-write” options strategy added value by generating premiums and moderating volatility. However, the Fund’s exposure to real estate investment trusts (REITs) and preferred equity detracted from performance, as both asset classes underperformed the overall market for the period. REITs underperformed due to historic tightening of credit and recognition of the domestic and international economic downturn. The preferred market was hurt by its heavy reliance on financials, which were the period’s worst-performing sector.

What is your outlook?

With the market down nearly 23% in the fourth quarter alone, history suggests that there are now pockets of opportunity in U.S. equities. We approach 2009 with caution and a continuation of a more conservative approach to Fund positioning, which emphasizes dividend coverage, improving operating performance, and quality balance sheets, in addition to attractive valuations. At the sector level, we continue to overweight consumer staples, health care and telecom services. However, as markets bottom and begin to anticipate an economic turnaround, early cyclical sectors can perform well on a relative basis, and at that time the Fund will most likely position with emphasis on the financials, consumer discretionary and technology sectors.

Portfolio Facts

As of December 31, 2008

	Class A	Institutional Class
Ticker	TEIAX	TEIIX
Transfer Agent ID	033	050
Net Assets	$2,947,830	$20,310,463
NAV	$7.03	$7.04
NAV - High†	5/19/2008 - $10.44	5/19/2008 - $10.44
NAV - Low†	11/20/2008 - $5.99	11/20/2008 - $6.00
Number of Holdings: 204

†	For the year ended December 31, 2008

1	Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
2	Class A performance reflects the maximum sales charge of 5.5%.
3	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in fees paid by shareholders in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 5.5% sales charge, while the Consumer Price Index and S&P 500 Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the Index, any charges you would pay would reduce your total return as well.

**

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

***

The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard &Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Thrivent Diversified Income Plus Fund Mark L. Simenstad, CFA, Paul J. Ocenasek, CFA, Kevin R. Brimmer, FSA and David R. Spangler, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Fund seeks to maximize income while maintaining prospects for capital appreciation by investing primarily in a diversified portfolio of income-producing securities.

The Fund may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Equity securities include securities of REITs, which are subject to the risk that changes in real estate values or economic downturns can have a negative effect on issuers in the real estate industry. These and other risks are described in the Fund’s prospectus.

How did the Fund perform during the 12-month period ended December 31, 2008?

Thrivent Diversified Income Plus Fund earned a return of -23.69%. This compares with the Fund’s primary benchmarks, including the S&P 500 Dividend Aristocrats Index, which registered a -21.55% total return, and the Barclays Capital (formerly Lehman Brothers) Aggregate Bond Index, which returned 5.24%.

What factors affected the Fund’s performance?

In the Fund’s equity portion, our investments in real estate investment trusts (REITs) detracted from our overall performance. REIT share prices fell sharply, as the FTSE NAREIT Equity REIT Index posted a -37.73% return for the 12-month period. During the period, however, we reduced our position in REITs from 7% of the Fund’s value (already reduced from the Fund’s long-term strategic 11% allocation) to 3% of assets. On the Fund’s fixed-income side, our holdings of mortgage-backed, corporate and high-yield bonds all experienced price declines as investors continued to seek out the safety of Treasury securities. Our high-yield bonds performed substantially better than the Barclays Capital (formerly Lehman Brothers) High Yield Index, which posted a -26.16% return for the 12-month period, due to our focus on higher-quality securities within this segment. Still, any exposure to these securities was problematic.

What is your outlook?

We expect the current recession to continue at least through mid-2009. However, the unprecedented amount of government stimulus in the system, along with large stimulus programs planned for early 2009, could begin to spur growth as soon as the second half. With all of our investment sectors beaten down over the last year, we are seeing significant opportunities in most of these areas going forward. We will remain cautious on

REITs, and stay at the low end of our overall allocation to equities. Also, we intend to hold our securities affected by the credit crunch and not sell at discount levels. As always we will continue to monitor the economy and markets carefully, adding value to the Fund whenever possible.

Portfolio Facts

As of December 31, 2008

	Class A	Class B	Institutional Class
Ticker	AAHYX	BBHYX	THYFX
Transfer Agent ID	025	075	095
Net Assets	$109,429,830	$560,977	$4,090,391
NAV	$4.68	$4.68	$4.67
NAV - High†	1/2/2008 - $6.45	1/2/2008 - $6.45	1/2/2008 - $6.44
NAV - Low†	11/20/2008 - $4.35	11/20/2008 - $4.34	11/20/2008 - $4.34
Number of Holdings: 481

†	For the year ended December 31, 2008

1	Past performance is not an indication of future results. Annualized total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Investing in a mutual fund involves risks, including the possible loss of principal. The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com. At various times, the Fund’s adviser waived its management fee and/or reimbursed Fund expenses. Had the adviser not done so, the Fund’s total returns would have been lower. The returns shown do not reflect taxes a shareholder would pay on distributions or redemptions.
2	Prior to July 3, 2006, the Fund invested primarily in junk bonds.
3	Class A performance reflects the maximum sales charge of 4.5%.
4	Class B performance reflects the maximum deferred sales charge of 5%, declining 1% each year during the first five years and then converting to Class A shares after the fifth year.
5	Institutional Class shares have no sales load and are for institutional shareholders only.
(a)	Performance of other classes will be greater or less than the line shown based on the differences in fees pain by shareholders in the different classes.
*

As you compare performance, please note that the Fund’s performance reflects the maximum 4.5% sales charge, while the S&P 500 Dividend Aristocrats Index, the Barclays Capital Aggregate Bond Index and the Consumer Price Index do not reflect any such charges. If you were to purchase any of the above individual stocks or funds represented in the S&P and Barclays Capital Indexes, any charges you would pay would reduce your total return as well.

**

The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 Index that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The S&P 500 Dividends Aristocrats Index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in each Index. The performance of each Index does not reflect deductions for fees, expenses or taxes.

***

The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 through December 31, 2008.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number from the appropriate Class line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small account fee of $12 is charged to Class A and Class B shareholder accounts if the value falls below stated account minimum of $1,000. This fee is not included in the table below. If it were, the expenses you paid during the period would have been higher and the ending account value would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 7/1/2008	Ending Account Value 12/31/2008	Expenses Paid During Period 7/1/2008- 12/31/2008*	Annualized Expense Ratio
Thrivent Real Estate Securities Fund
Actual
Class A	$1,000	$651	$5.19	1.25%
Institutional Class	$1,000	$652	$3.71	0.89%
Hypothetical**
Class A	$1,000	$1,019	$6.34	1.25%
Institutional Class	$1,000	$1,021	$4.53	0.89%

Thrivent Equity Income Plus Fund
Actual
Class A	$1,000	$765	$5.13	1.16%
Institutional Class	$1,000	$767	$3.57	0.80%
Hypothetical**
Class A	$1,000	$1,019	$5.87	1.16%
Institutional Class	$1,000	$1,021	$4.08	0.80%

Thrivent Diversified Income Plus Fund
Actual
Class A	$1,000	$799	$5.05	1.12%
Class B	$1,000	$793	$11.30	2.51%
Institutional Class	$1,000	$801	$3.09	0.68%
Hypothetical**
Class A	$1,000	$1,020	$5.67	1.12%
Class B	$1,000	$1,013	$12.68	2.51%
Institutional Class	$1,000	$1,022	$3.47	0.68%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.
**	Assuming 5% total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of

    the Thrivent Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thrivent Real Estate Securities Fund, Thrivent Diversified Income Plus Fund and Thrivent Equity Income Plus Fund (hereafter referred to as the “Funds”) at December 31, 2008, and the results of each of their operations, changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

February 17, 2009

Real Estate Securities Fund

Schedule of Investments as of December 31, 2008

Shares	Common Stock (94.9%)	Value
Diversified REITS (7.2%)
15,919	Colonial Properties Trust	$132,605
34,606	Liberty Property Trust	790,055
4,000	PS Business Parks, Inc.	178,640
54,863	Vornado Realty Trust	3,310,982
8,400	Washington Real Estate Investment Trust[a]	237,720

	Total Diversified REITS	4,650,002

Financials (4.8%)
1,400	Financial Select Sector SPDR Fund	17,668
19,714	iShares Cohen & Steers Realty Majors Index Fund	870,965
51,854	iShares Dow Jones U.S. Real Estate Index Fund	1,930,524
10,464	SPDR DJ Wilshire International Real Estate ETF	283,365

	Total Financials	3,102,522

Foreign (0.8%)
70,000	Brookfield Properties Corporation	541,100

	Total Foreign	541,100

Hotels, Resorts & Cruise Lines (0.7%)
24,380	Starwood Hotels & Resorts Worldwide, Inc.	436,402

	Total Hotels, Resorts & Cruise Lines	436,402

Industrial REITS (4.7%)
38,208	AMB Property Corporation	894,831
64,482	DCT Industrial Trust, Inc.	326,279
8,500	EastGroup Properties, Inc.	302,430
6,500	First Potomac Realty Trust	60,450
107,558	ProLogis Trust	1,493,981

	Total Industrial REITS	3,077,971

Mortgage REITS (0.2%)
7,900	Annaly Capital Management, Inc.	125,373
2,300	MFA Mortgage Investments, Inc.	13,547

	Total Mortgage REITS	138,920

Office REITS (15.6%)
17,400	Alexandria Real Estate Equities, Inc.	1,049,916
29,423	BioMed Realty Trust, Inc.	344,838
52,000	Boston Properties, Inc.	2,860,000
38,396	Brandywine Realty Trust	296,033
28,770	Corporate Office Properties Trust	883,239
38,625	Digital Realty Trust, Inc.[a]	1,268,831
37,193	Douglas Emmett, Inc.	485,741
43,500	Duke Realty Corporation[a]	476,760
18,131	Highwoods Properties, Inc.	496,064
10,400	HRPT Properties Trust	35,048
17,000	Kilroy Realty Corporation	568,820
12,017	Lexington Corporate Properties Trust	60,085
26,725	Mack-Cali Realty Corporation	654,763
23,686	SL Green Realty Corporation	613,467

	Total Office REITS	10,093,605

Residential REITS (16.3%)
17,850	American Campus Communities, Inc.	365,568
31,190	Apartment Investment & Management Company	360,245
36,500	AvalonBay Communities, Inc.	2,211,170
22,000	BRE Properties, Inc.	615,560
26,000	Camden Property Trust	814,840
7,500	Equity Lifestyle Properties, Inc.	287,700
94,972	Equity Residential REIT	2,832,065
16,400	Essex Property Trust, Inc.	1,258,700
14,000	Home Properties, Inc.[a]	568,400
13,488	Mid-America Apartment Communities, Inc.[a]	501,214
14,525	Post Properties, Inc.	239,662
37,300	UDR, Inc.	514,367

	Total Residential REITS	10,569,491

Retail REITS (22.1%)
12,085	Acadia Realty Trust	172,453
21,099	CBL & Associates Properties, Inc.[a]	137,144
42,400	Developers Diversified Realty Corporation	206,912
5,025	Equity One, Inc.[a]	88,942
32,000	Federal Realty Investment Trust	1,986,560
92,327	General Growth Properties, Inc.[a]	119,102
14,000	Inland Real Estate Corporation	181,720
84,067	Kimco Realty Corporation	1,536,745
36,684	Macerich Company[a]	666,181
31,000	National Retail Properties, Inc.[a]	532,890
9,950	Realty Income Corporation[a]	230,343
36,000	Regency Centers Corporation	1,681,200
94,000	Simon Property Group, Inc.	4,994,220
17,800	Tanger Factory Outlet Centers, Inc.[a]	669,636
29,900	Taubman Centers, Inc.	761,254
19,000	Weingarten Realty Investors[a]	393,110

	Total Retail REITS	14,358,412

Specialized REITS (22.5%)
31,900	DiamondRock Hospitality Company	161,733
11,000	Entertainment Properties Trust	327,800
34,000	Extra Space Storage, Inc.	350,880
64,100	Health Care Property Investors, Inc.	1,780,057
27,500	Health Care REIT, Inc.[a]	1,160,500
16,600	Healthcare Realty Trust, Inc.[a]	389,768
16,500	Hospitality Properties Trust	245,355
185,990	Host Hotels & Resorts, Inc.	1,407,944
17,400	LaSalle Hotel Properties[a]	192,270
3,000	LTC Properties, Inc.	60,840
37,900	Nationwide Health Properties, Inc.[a]	1,088,488
21,000	Omega Healthcare Investors, Inc.	335,370
14,156	Plum Creek Timber Company, Inc.	491,780
47,500	Public Storage, Inc.	3,776,250
3,000	Rayonier, Inc. REIT	94,050
36,544	Senior Housing Property Trust	654,869
13,753	Sunstone Hotel Investors, Inc.	85,131

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Fund

Schedule of Investments as of December 31, 2008

Shares	Common Stock (94.9%)	Value
Specialized REITS (22.5%) - continued
59,841	Ventas, Inc.	$2,008,862

	Total Specialized REITS	14,611,947

	Total Common Stock (cost $101,730,585)	61,580,372

Principal Amount	Long-Term Fixed Income (2.1%)	Value
Asset-Backed Securities (0.2%)
	Residential Funding Mortgage Securities
154,266	4.470%, 7/25/2018[b]	140,773

	Total Asset-Backed Securities	140,773

Collateralized Mortgage Obligations (1.8%)
	Commercial Mortgage Acceptance Corporation
129,528	7.030%, 6/15/2031	129,050
	Countrywide Home Loans, Inc.
155,100	5.528%, 3/20/2036	130,110
	Deutsche Alt-A Securities Mortgage Loan Trust
121,603	0.551%, 1/26/2009[c]	115,779
	Deutsche Alt-A Securities, Inc.
129,916	5.888%, 6/25/2036	104,383
	Impac Secured Assets Corporation
329,422	0.551%, 1/26/2009[c]	306,053
133,180	0.581%, 1/26/2009[c]	123,014
	J.P. Morgan Alternative Loan Trust
245,753	0.551%, 1/25/2009[c]	229,918

	Total Collateralized Mortgage Obligations	1,138,307

Commercial Mortgage-Backed Securities (0.1%)
	Banc of America Commercial Mortgage, Inc.
62,890	4.875%, 6/10/2039	62,315

	Total Commercial Mortgage- Backed Securities	62,315

	Total Long-Term Fixed Income (cost $1,344,776)	1,341,395

	Collateral Held for Securities Loaned (9.6%)
6,258,786	Thrivent Financial Securities Lending Trust	6,258,786

	Total Collateral Held for Securities Loaned (cost $6,258,786)	6,258,786

	Short-Term Investments (2.8%)
1,785,067	Thrivent Money Market Fund	1,785,067

	Total Short-Term Investments (at amortized cost)	1,785,067

	Total Investments (cost $111,119,214) 109.4%	$70,965,620

	Other Assets and Liabilities, Net (9.4%)	(6,069,965)

	Total Net Assets 100.0%	$64,895,655

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	All or a portion of the security is insured or guaranteed.
c	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$280,187
Gross unrealized depreciation	(44,008,361)

Net unrealized appreciation (depreciation)	$(43,728,174)

Cost for federal income tax purposes	$114,693,794

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Real Estate Securities Fund’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$69,624,225	$—
Level 2	1,341,395	—
Level 3	—	—

Totals (Level 1,2,3)	$70,965,620	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Fund

Schedule of Investments as of December 31, 2008

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Fund, is as follows:

Fund	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$—	$36,869,696	$35,084,629	1,785,067	$1,785,067	$81,244
Thrivent Financial Securities Lending Trust	37,685,177	232,588,171	264,014,562	6,258,786	6,258,786	212,827
Total Value and Income Earned	37,685,177				8,043,853	294,071

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of December 31, 2008

Shares	Common Stock (79.2%)	Value
Consumer Discretionary (5.9%)
2,400	Black & Decker Corporation	$100,344
10,500	CBS Corporation	85,995
10,500	Gannett Company, Inc.	84,000
2,900	Genuine Parts Company	109,794
6,700	Home Depot, Inc.	154,234
4,400	Johnson Controls, Inc.	79,904
7,200	KB Home	98,064
4,200	Mattel, Inc.	67,200
3,000	McDonald’s Corporation	186,570
8,300	Men’s Wearhouse, Inc.	112,382
2,500	NIKE, Inc.	127,500
1,800	VF Corporation	98,586
3,300	Walt Disney Company	74,877

	Total Consumer Discretionary	1,379,450

Consumer Staples (9.9%)
7,600	Altria Group, Inc.	114,456
4,300	Coca-Cola Company	194,661
1,600	Colgate-Palmolive Company	109,664
3,600	ConAgra Foods, Inc.	59,400
2,200	Costco Wholesale Corporation	115,500
4,000	CVS/Caremark Corporation	114,960
1,400	Diageo plc ADR	79,436
3,200	General Mills, Inc.	194,400
2,900	Kimberly-Clark Corporation	152,946
6,000	Kraft Foods, Inc.	161,100
2,100	Lorillard, Inc.	118,335
3,400	McCormick & Company, Inc.	108,324
2,000	Molson Coors Brewing Company	97,840
4,900	Philip Morris International, Inc.	213,199
3,861	Procter & Gamble Company	238,687
4,000	Wal-Mart Stores, Inc.	224,240

	Total Consumer Staples	2,297,148

Energy (11.0%)
1,300	Apache Corporation	96,889
2,900	BP plc ADR	135,546
6,500	Chevron Corporation	480,805
5,900	ConocoPhillips	305,620
1,500	Devon Energy Corporation	98,565
6,500	Exxon Mobil Corporation[a]	518,895
4,700	Halliburton Company	85,446
6,700	Marathon Oil Corporation	183,312
2,400	Occidental Petroleum Corporation	143,976
14,500	Precision Drilling Corporation	121,655
2,700	Royal Dutch Shell plc ADR	142,938
2,700	Total SA ADR	149,310
3,900	Valero Energy Corporation	84,396

	Total Energy	2,547,353

Financials (13.9%)
250	Acadia Realty Trust	3,567
900	ACE, Ltd.	47,628
2,300	AFLAC, Inc.	105,432
150	Alexandria Real Estate Equities, Inc.	9,051
300	AMB Property Corporation	7,026
200	American Campus Communities, Inc.	4,096
183	Apartment Investment & Management Company	2,114
250	AvalonBay Communities, Inc.	15,145
14,000	Bank of America Corporation	197,120
6,300	Bank of New York Mellon Corporation	178,479
4,500	BB&T Corporation	123,570
200	BioMed Realty Trust, Inc.	2,344
400	Boston Properties, Inc.	22,000
300	Brandywine Realty Trust	2,313
150	BRE Properties, Inc.	4,197
200	Brookfield Asset Management, Inc.	3,054
600	Brookfield Properties Corporation	4,638
150	Camden Property Trust	4,701
1,800	Chubb Corporation	91,800
11,800	Citigroup, Inc.	79,178
300	Colonial Properties Trust	2,499
200	Corporate Office Properties Trust	6,140
800	Cullen/Frost Bankers, Inc.	40,544
750	DCT Industrial Trust, Inc.	3,795
400	DiamondRock Hospitality Company	2,028
250	Digital Realty Trust, Inc.	8,212
250	Douglas Emmett, Inc.	3,265
200	Duke Realty Corporation	2,192
100	Entertainment Properties Trust	2,980
600	Equity Residential REIT	17,892
150	Essex Property Trust, Inc.	11,512
1,800	Everest Re Group, Ltd.	137,052
250	Extra Space Storage, Inc.	2,580
300	Federal Realty Investment Trust	18,624
300	Forest City Enterprises	2,010
5,300	Glacier Bancorp, Inc.	100,806
800	Goldman Sachs Group, Inc.	67,512
400	Health Care Property Investors, Inc.	11,108
150	Health Care REIT, Inc.	6,330
200	Healthcare Realty Trust, Inc.	4,696
150	Highwoods Properties, Inc.	4,104
100	Home Properties, Inc.	4,060
1,350	Host Hotels & Resorts, Inc.	10,219
5,700	Hudson City Bancorp, Inc.	90,972
10,000	J.P. Morgan Chase & Company	315,300
7,400	KeyCorp	63,048
100	Kilroy Realty Corporation	3,346
650	Kimco Realty Corporation	11,882
200	LaSalle Hotel Properties	2,210
250	Liberty Property Trust	5,707
7,000	Lincoln National Corporation	131,880
250	Macerich Company	4,540
200	Mack-Cali Realty Corporation	4,900
2,500	MetLife, Inc.	87,150
50	Mid-America Apartment Communities, Inc.	1,858
300	National Retail Properties, Inc.	5,157
300	Nationwide Health Properties, Inc.	8,616
6,800	Old Republic International Corporation	81,056
200	Omega Healthcare Investors, Inc.	3,194
350	One Liberty Properties, Inc.	3,080
1,800	People’s United Financial, Inc.	32,094
100	Plum Creek Timber Company, Inc.	3,474

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of December 31, 2008

Shares	Common Stock (79.2%)	Value
Financials (13.9%) - continued
800	PNC Financial Services Group, Inc.	$39,200
200	Post Properties, Inc.	3,300
900	ProLogis Trust	12,501
300	Public Storage, Inc.	23,850
250	Regency Centers Corporation	11,675
5,600	Regions Financial Corporation	44,576
250	Senior Housing Property Trust	4,480
700	Simon Property Group, Inc.	37,191
150	SL Green Realty Corporation	3,885
2,600	SPDR DJ Wilshire International Real Estate ETF	70,408
3,100	T. Rowe Price Group, Inc.	109,864
200	Tanger Factory Outlet Centers, Inc.	7,524
250	Taubman Centers, Inc.	6,365
1,900	Travelers Companies, Inc.	85,880
9,100	U.S. Bancorp	227,591
150	UDR, Inc.	2,069
400	Ventas, Inc.	13,428
350	Vornado Realty Trust	21,123
150	Weingarten Realty Investors	3,104
9,200	Wells Fargo & Company	271,216

	Total Financials	3,236,307

Health Care (10.0%)
5,300	Abbott Laboratories	282,861
2,600	AstraZeneca plc	106,678
2,100	Baxter International, Inc.	112,539
8,800	Bristol-Myers Squibb Company	204,600
5,700	CIGNA Corporation	96,045
3,500	Eli Lilly and Company	140,945
4,900	Johnson & Johnson	293,167
2,400	McKesson Corporation	92,952
3,100	Medtronic, Inc.	97,402
5,100	Merck & Company, Inc.	155,040
18,100	Pfizer, Inc.[a]	320,551
3,400	Sanofi-Aventis ADR	109,344
1,300	Teva Pharmaceutical Industries, Ltd. ADR	55,341
3,700	UnitedHealth Group, Inc.	98,420
4,400	Wyeth	165,044

	Total Health Care	2,330,929

Industrials (8.3%)
2,500	3M Company	143,850
3,300	Boeing Company	140,811
3,500	Caterpillar, Inc.	156,345
2,400	Danaher Corporation	135,864
4,300	Emerson Electric Company	157,423
2,100	General Dynamics Corporation	120,939
17,100	General Electric Company	277,020
2,300	Hubbell, Inc.	75,164
1,700	Illinois Tool Works, Inc.	59,585
6,500	Masco Corporation	72,345
5,100	Republic Services, Inc.	126,429
6,900	Trinity Industries, Inc.	108,744
4,600	Tyco International, Ltd.	99,360
2,700	United Technologies Corporation	144,720
3,200	Waste Management, Inc.	106,048

	Total Industrials	1,924,647

Information Technology (6.9%)
4,800	Accenture, Ltd.	157,392
6,200	Automatic Data Processing, Inc.	243,908
4,100	Broadcom Corporation[b]	69,577
5,100	Hewlett-Packard Company[a]	185,079
11,200	Intel Corporation	164,192
2,700	International Business Machines Corporation[a]	227,232
3,500	Microchip Technology, Inc.	68,355
6,600	Microsoft Corporation	128,304
14,300	Motorola, Inc.	63,349
6,600	Nokia Oyj ADR	102,960
5,300	Paychex, Inc.	139,284
5,900	SanDisk Corporation[b]	56,640

	Total Information Technology	1,606,272

Materials (2.9%)
1,200	Air Products and Chemicals, Inc.	60,324
3,500	Bemis Company, Inc.	82,880
3,800	Dow Chemical Company	57,342
5,400	E.I. du Pont de Nemours and Company	136,620
1,300	Vulcan Materials Company	90,454
15,270	Wausau Paper Corporation	174,689
100	Weyerhaeuser Company	3,061
6,900	Worthington Industries, Inc.	76,038

	Total Materials	681,408

Telecommunications Services (5.5%)
2,100	America Movil SA de CV ADR	65,079
16,900	AT&T, Inc.	481,650
1,900	CenturyTel, Inc.	51,927
29,900	Qwest Communications International, Inc.	108,836
3,400	Shenandoah Telecommunications Company	95,370
8,000	Verizon Communications, Inc.	271,200
4,200	Vodafone Group plc ADR	85,848
12,400	Windstream Corporation	114,080

	Total Telecommunications Services	1,273,990

Utilities (4.9%)
3,600	Atmos Energy Corporation	85,320
8,300	Black Hills Corporation	223,768
1,200	Entergy Corporation	99,756
1,800	FirstEnergy Corporation	87,444
2,300	FPL Group, Inc.	115,759
21,000	Korea Electric Power Corporation ADR[a]	243,810
11,800	PNM Resources, Inc.	118,944
3,100	Progress Energy, Inc.	123,535
1,400	Southern Company	51,800

	Total Utilities	1,150,136

	Total Common Stock (cost $22,399,474)	18,427,640

Principal Amount	Long-Term Fixed Income (1.7%)	Value
Financials (1.7%)
	Bank of America Corporation
100,000	8.000%, 1/30/2018	71,929

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (1.7%)	Value
Financials (1.7%) - continued
	Citigroup Capital XXI
$100,000	8.300%, 12/21/2037	$77,123
	J.P. Morgan Chase & Company
100,000	7.900%, 4/30/2018	83,183
	MetLife, Inc.
85,000	7.875%, 12/15/2037[c]	53,326
	Prudential Financial, Inc.
35,000	8.875%, 6/15/2038	22,548
	Wells Fargo Capital XIII
115,000	7.700%, 3/26/2013	94,911

	Total Financials	403,020

	Total Long-Term Fixed Income (cost $466,145)	403,020

Shares	Preferred Stock (1.2%)	Value
Financials (0.8%)
1,700	Bank of America Corporation, 8.200%	34,425
4,000	U.S. Bancorp, 7.875%	106,800
1,565	Wells Fargo & Company, 8.000%	34,368

	Total Financials	175,593

Utilities (0.4%)
3,595	Xcel Energy, Inc., 7.600%	89,623

	Total Utilities	89,623

	Total Preferred Stock (cost $274,031)	265,216

Shares or Principal Amount	Short-Term Investments (8.7%)[d]	Value
	Federal Home Loan Bank Discount Notes
100,000	0.270%, 5/14/2009[e]	99,900
	Federal National Mortgage Association Discount Notes
300,000	0.400%, 5/14/2009[e]	299,560
1,634,430	Thrivent Money Market Fund	1,634,430

	Total Short-Term Investments (at amortized cost)	2,033,890

	Total Investments (cost $25,173,540) 90.8%	$21,129,766

	Other Assets and Liabilities, Net 9.2%	2,128,527

	Total Net Assets 100.0%	$23,258,293

a	All or a portion of the security was earmarked to cover options.
b	Non-income producing security.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $53,326 or 0.2% of total net assets.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
e	At December 31, 2008, $399,460 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$430,915
Gross unrealized depreciation	(4,820,452)

Net unrealized appreciation (depreciation)	$(4,389,537)

Cost for federal income tax purposes	$25,519,303

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Equity Income Plus Fund’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$20,327,286	$73,315
Level 2	802,480	—
Level 3	—	—

Totals (Level 1,2,3)	$21,129,766	$73,315

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Fund

Schedule of Investments as of December 31, 2008

Futures	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/ (Loss)
S&P 500 Index Mini-Futures	60	March 2009	$2,627,878	$2,700,301	$72,423
Total Futures					$72,423

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/ (Loss)
S&P 500 Index Mini-Futures	30	$940.00	January 2009	$(15,150)	$892
Total Call Options Written				$(15,150)	$892

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Equity Income Plus Fund, is as follows:

Fund	Value February 29, 2008†	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned February 29, 2008 - December 31, 2008
Money Market	$—	$13,943,107	$12,308,677	1,634,430	$1,634,430	$64,087
Total Value and Income Earned	—				1,634,430	64,087

†	Equity Income Plus Fund was incepted on February 29, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2008

Principal Amount	Bank Loans (4.5%)[a]	Value
Basic Materials (0.4%)
	Graphic Packaging International, Inc., Term Loan
599,862	6.683%, 5/16/2014	447,647

	Total Basic Materials	447,647

Capital Goods (0.4%)
	Owens-Brockway Glass Container, Inc., Term Loan
600,000	2.695%, 6/14/2013	495,000

	Total Capital Goods	495,000

Communications Services (0.9%)
	Charter Communications Operating, LLC, Term Loan
598,493	8.500%, 3/6/2014	468,698
	Windstream Corporation, Term Loan
598,481	6.050%, 7/17/2013	506,614

	Total Communications Services	975,312

Consumer Non-Cyclical (1.6%)
	CHS/Community Health Systems, Inc., Term Loan
29,193	1.801%, 7/25/2014[b,c]	22,727
570,807	4.445%, 7/25/2014	444,373
	Constellation Brands, Inc., Term Loan
600,000	3.511%, 6/5/2013	529,800
	HCA, Inc., Term Loan
598,473	3.709%, 11/18/2013	466,977
	SUPERVALU, Inc., Term Loan
498,716	2.689%, 6/2/2012	393,985

	Total Consumer Non-Cyclical	1,857,862

Utilities (1.2%)
	Energy Future Holdings, Term Loan
1,196,970	5.582%, 10/10/2014	824,916
	NRG Energy, Inc., Term Loan
401,308	2.675%, 2/1/2013	349,640
197,499	2.959%, 2/1/2013	172,071

	Total Utilities	1,346,627

	Total Bank Loans (cost $5,399,815)	5,122,448

	Long-Term Fixed Income (64.3%)
Asset-Backed Securities (5.4%)
	Americredit Automobile Receivables Trust
1,500,000	5.490%, 7/6/2012[d]	1,411,397
	GAMUT Reinsurance, Ltd.
850,000	10.465%, 2/2/2009[e,f]	771,715
250,000	18.465%, 2/2/2009[e,f]	190,000
	GMAC Mortgage Corporation Loan Trust
1,000,000	6.180%, 5/25/2036[d]	794,242
	Merna Re, Ltd.
600,000	4.209%, 3/30/2009[e,f]	541,440
600,000	3.209%, 3/31/2009[e,f]	541,740
	Residential Asset Mortgage Products, Inc.
1,594,422	4.547%, 12/25/2034	1,102,632
	Residential Funding Mortgage Securities
925,598	4.470%, 7/25/2018[d]	844,636

	Total Asset-Backed Securities	6,197,802

Basic Materials (2.7%)
	Airgas, Inc.
150,000	7.125%, 10/1/2018[e]	128,250
	Aleris International, Inc.
150,000	9.000%, 12/15/2014[g]	9,000
	Arch Western Finance, LLC
220,000	6.750%, 7/1/2013	191,400
	Cascades, Inc.
150,000	7.250%, 2/15/2013	76,500
	Chemtura Corporation
240,000	6.875%, 6/1/2016	122,400
	Domtar, Inc.
190,000	7.125%, 8/15/2015	123,500
	Drummond Company, Inc.
190,000	7.375%, 2/15/2016[e]	92,150
	FMG Finance, Pty., Ltd.
320,000	10.625%, 9/1/2016[e]	185,600
	Georgia-Pacific Corporation
120,000	8.125%, 5/15/2011[h]	112,800
490,000	7.125%, 1/15/2017[e]	411,600
	Graphic Packaging International Corporation
300,000	9.500%, 8/15/2013	207,000
	Griffin Coal Mining Company, Pty., Ltd.
320,000	9.500%, 12/1/2016[e]	107,200
	Invista
140,000	9.250%, 5/1/2012[e]	98,000
	Jefferson Smurfit Corporation
100,000	8.250%, 10/1/2012[g]	17,000
	Nalco Company
295,000	8.875%, 11/15/2013	249,275
	NOVA Chemicals Corporation
150,000	6.500%, 1/15/2012	62,250
	Novelis, Inc.
280,000	7.250%, 2/15/2015	162,400
	Peabody Energy Corporation
300,000	5.875%, 4/15/2016	255,000
	Smurfit-Stone Container Enterprises, Inc.
240,000	8.000%, 3/15/2017[g,h]	45,600
	Steel Dynamics, Inc.
250,000	7.750%, 4/15/2016[e]	173,125
	Terra Capital, Inc.
180,000	7.000%, 2/1/2017	132,300
	Vedanta Resources plc
145,000	8.750%, 1/15/2014[e]	87,000

	Total Basic Materials	3,049,350

Capital Goods (4.1%)
	Alliant Tech Systems, Convertible
400,000	2.750%, 9/15/2011	393,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (64.3%)	Value
Capital Goods (4.1%) - continued
	Allied Waste North America, Inc.
620,000	6.875%, 6/1/2017	576,600
	BE Aerospace, Inc.
150,000	8.500%, 7/1/2018	135,000
	Bombardier, Inc.
240,000	6.750%, 5/1/2012[e]	213,000
	Case New Holland, Inc.
290,000	7.125%, 3/1/2014	205,900
	Crown Americas, Inc.
150,000	7.625%, 11/15/2013	148,500
150,000	7.750%, 11/15/2015	149,250
	L-3 Communications Corporation
570,000	5.875%, 1/15/2015	513,000
	Leucadia National Corporation
470,000	7.125%, 3/15/2017	348,975
	Mueller Water Products, Inc.
190,000	7.375%, 6/1/2017	129,200
	Owens Corning, Inc.
270,000	6.500%, 12/1/2016	195,536
	Owens-Brockway Glass Container, Inc.
100,000	8.250%, 5/15/2013	98,500
	Owens-Illinois, Inc.
320,000	7.500%, 5/15/2010	316,800
	RBS Global, Inc./Rexnord Corporation
290,000	9.500%, 8/1/2014	216,050
	SPX Corporation
295,000	7.625%, 12/15/2014[e]	256,650
	Terex Corporation
295,000	8.000%, 11/15/2017	250,750
	Texas Industries, Inc.
150,000	7.250%, 7/15/2013[e]	115,875
	TransDigm, Inc.
150,000	7.750%, 7/15/2014	123,000
	United Rentals North America, Inc.
350,000	7.000%, 2/15/2014	213,500
	USG Corporation
180,000	8.000%, 1/15/2018	113,850

	Total Capital Goods	4,712,936

Collateralized Mortgage Obligations (12.6%)
	Bear Stearns Adjustable Rate Mortgage Trust
2,091,749	4.625%, 8/25/2010[f]	1,600,943
	Citigroup Mortgage Loan Trust, Inc.
1,288,923	5.500%, 11/25/2035	813,303
	Citimortgage Alternative Loan Trust
1,682,564	5.750%, 4/25/2037	962,632
	Countrywide Alternative Loan Trust
848,248	6.000%, 1/25/2037	580,002
	Deutsche Alt-A Securities, Inc.
2,525,224	3.026%, 1/1/2009[f]	1,079,924
891,900	5.500%, 10/25/2021	650,809
	First Horizon ABS Trust
1,301,208	5.848%, 8/25/2037	867,854
	J.P. Morgan Alternative Loan Trust
749,486	0.541%, 1/25/2009[f]	660,315
	J.P. Morgan Mortgage Trust
541,921	6.500%, 1/25/2035	373,079
1,374,642	6.040%, 10/25/2036	958,718
	MASTR Alternative Loans Trust
1,568,099	6.500%, 5/25/2034	1,314,754
722,756	6.500%, 7/25/2034	620,441
	Washington Mutual Alternative Loan Trust
2,187,635	3.006%, 1/1/2009[f]	802,300
	Washington Mutual Mortgage Pass-Through Certificates
1,425,456	5.871%, 8/25/2046	1,221,003
	Wells Fargo Mortgage Backed Securities Trust
2,690,358	6.030%, 9/25/2036	601,736
1,816,732	6.000%, 7/25/2037	1,179,740

	Total Collateralized Mortgage Obligations	14,287,553

Commercial Mortgage-Backed Securities (4.3%)
	Banc of America Large Loan Trust
735,183	1.305%, 1/15/2009[e,f]	583,070
	Commercial Mortgage Pass-Through Certificates
2,000,000	1.375%, 1/15/2009[f,i]	1,194,976
	Greenwich Capital Commercial Funding Corporation
1,250,000	5.867%, 8/10/2017	635,051
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,750,000	5.336%, 5/15/2047	1,312,810
	Wachovia Bank Commercial Mortgage Trust
2,000,000	1.315%, 1/15/2009[f,i]	1,253,568

	Total Commercial Mortgage-Backed Securities	4,979,475

Communications Services (6.7%)
	American Tower Corporation
180,000	7.000%, 10/15/2017[e]	160,200
	Centennial Communications Corporation
180,000	8.125%, 2/1/2014	182,700
	Charter Communications Operating, LLC
150,000	8.000%, 4/30/2012[e]	123,000
300,000	8.375%, 4/30/2014[e]	229,500
	Cincinnati Bell, Inc.
295,000	7.250%, 7/15/2013	259,600
	Citizens Communications Company
570,000	6.250%, 1/15/2013	484,500
	Cricket Communications, Inc.
295,000	9.375%, 11/1/2014	265,500
	CSC Holdings, Inc.
550,000	7.625%, 4/1/2011	518,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (64.3%)	Value
Communications Services (6.7%) - continued
	Dex Media West, LLC/Dex Media West Finance Company
150,000	8.500%, 8/15/2010	90,750
99,000	9.875%, 8/15/2013	23,512
	DIRECTV Holdings, LLC
235,000	6.375%, 6/15/2015	216,787
290,000	7.625%, 5/15/2016	281,300
	EchoStar DBS Corporation
285,000	6.625%, 10/1/2014	237,975
300,000	7.750%, 5/31/2015	255,000
	Intelsat Subsidiary Holding Company, Ltd.
240,000	8.500%, 1/15/2013[e]	222,000
295,000	8.875%, 1/15/2015[e]	268,450
	Interpublic Group of Companies, Inc.
295,000	6.250%, 11/15/2014	131,275
	Lamar Media Corporation
150,000	7.250%, 1/1/2013[h]	119,625
120,000	6.625%, 8/15/2015	86,700
	Liberty Media Corporation
280,000	5.700%, 5/15/2013	183,562
	Liberty Media Corporation, Convertible
600,000	3.125%, 3/30/2023	430,500
	Mediacom Broadband, LLC
290,000	8.500%, 10/15/2015	188,863
	News America, Inc.
300,000	6.650%, 11/15/2037	296,928
	Nextel Communications, Inc.
150,000	7.375%, 8/1/2015	63,000
	NTL Cable plc
240,000	9.125%, 8/15/2016	177,600
	Quebecor Media, Inc.
320,000	7.750%, 3/15/2016	216,000
	Qwest Communications International, Inc.
280,000	7.250%, 2/15/2011	243,600
	Qwest Corporation
360,000	7.875%, 9/1/2011	331,200
	R.H. Donnelley Corporation
300,000	6.875%, 1/15/2013	40,500
300,000	8.875%, 10/15/2017	45,000
	R.H. Donnelley, Inc.
9,000	11.750%, 5/15/2015[e]	2,205
	Sprint Capital Corporation
290,000	8.375%, 3/15/2012	232,000
	Sprint Nextel Corporation
205,000	6.000%, 12/1/2016	144,525
	Time Warner Cable, Inc.
300,000	5.850%, 5/1/2017	274,066
	Videotron Ltee
290,000	6.875%, 1/15/2014	256,650
	Windstream Corporation
350,000	8.625%, 8/1/2016	309,750

	Total Communications Services	7,592,698

Consumer Cyclical (5.5%)
	AutoNation, Inc.
150,000	7.000%, 4/15/2014	109,500
	Beazer Homes USA, Inc.
350,000	8.625%, 5/15/2011	185,500
	Best Buy Company, Inc., Convertible
450,000	2.250%, 1/15/2022	401,625
	Centex Corporation
530,000	7.500%, 1/15/2012	429,300
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
250,000	10.125%, 3/1/2012	160,000
	Corrections Corporation of America
270,000	6.250%, 3/15/2013	251,100
	D.R. Horton, Inc.
300,000	6.500%, 4/15/2016	189,000
	Dollarama Group, LP
139,000	8.073%, 6/15/2009[f]	88,265
260,000	8.875%, 8/15/2012	195,000
	Ford Motor Credit Company
235,000	7.375%, 10/28/2009	206,382
170,000	7.000%, 10/1/2013	117,458
120,000	8.000%, 12/15/2016	78,164
	Goodyear Tire & Rubber Company
150,000	8.625%, 12/1/2011	124,500
	Host Hotels & Resorts, LP
570,000	6.375%, 3/15/2015	424,650
	KB Home
280,000	6.250%, 6/15/2015	170,800
	Lear Corporation
295,000	8.500%, 12/1/2013	91,450
	Levi Strauss & Company
150,000	9.750%, 1/15/2015	111,000
	MGM MIRAGE
320,000	13.000%, 11/15/2013[e,h]	304,800
295,000	6.625%, 7/15/2015[h]	179,950
	Pinnacle Entertainment, Inc.
290,000	8.250%, 3/15/2012	220,400
	Pokagon Gaming Authority
270,000	10.375%, 6/15/2014[e]	232,200
	Pulte Homes, Inc.
445,000	7.875%, 8/1/2011	384,925
	Rite Aid Corporation
150,000	10.375%, 7/15/2016	110,250
240,000	7.500%, 3/1/2017	156,000
	Royal Caribbean Cruises, Ltd.
280,000	7.250%, 6/15/2016	152,600
	Service Corporation International
170,000	6.750%, 4/1/2015	134,300
	Tenneco, Inc.
280,000	8.125%, 11/15/2015	128,800
	TRW Automotive, Inc.
120,000	7.000%, 3/15/2014[e,h]	63,600
	Tunica Biloxi Gaming Authority
360,000	9.000%, 11/15/2015[i]	284,400
	Turning Stone Resort Casino Enterprise
180,000	9.125%, 9/15/2014[i]	136,800
	Universal City Florida Holding Company I/II
242,000	7.943%, 2/1/2009[f]	104,060
	Warnaco, Inc.
210,000	8.875%, 6/15/2013	191,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (64.3%)	Value
Consumer Cyclical (5.5%) - continued
	Wynn Las Vegas Capital Corporation
290,000	6.625%, 12/1/2014	218,950

	Total Consumer Cyclical	6,336,829

Consumer Non-Cyclical (6.9%)
	Amgen, Inc., Convertible
450,000	0.375%, 2/1/2013	428,063
	Aramark Corporation
300,000	8.500%, 2/1/2015	271,500
	Biomet, Inc.
440,000	10.000%, 10/15/2017[e]	422,400
	Boston Scientific Corporation
525,000	5.450%, 6/15/2014	446,250
	Community Health Systems, Inc.
480,000	8.875%, 7/15/2015	441,600
	Constellation Brands, Inc.
295,000	7.250%, 9/1/2016[h]	278,775
	Coventry Health Care, Inc.
300,000	5.950%, 3/15/2017	156,403
	DaVita, Inc.
290,000	6.625%, 3/15/2013	275,500
	Dean Foods Company
150,000	7.000%, 6/1/2016	127,500
	Del Monte Corporation
150,000	8.625%, 12/15/2012	145,500
	Fisher Scientific International, Inc. Convertible
300,000	3.250%, 3/1/2024	336,375
	FMC Finance III SA
300,000	6.875%, 7/15/2017	280,500
	HCA, Inc.
660,000	9.250%, 11/15/2016	605,550
	Invitrogen Corporation, Convertible
450,000	2.000%, 8/1/2023	421,312
	Jarden Corporation
250,000	7.500%, 5/1/2017	170,625
	Medtronic, Inc., Convertible
450,000	1.625%, 4/15/2013	397,125
	Michael Foods, Inc.
230,000	8.000%, 11/15/2013	197,800
	Omega Healthcare Investors, Inc.
150,000	7.000%, 4/1/2014	121,500
	Omnicare, Inc.
300,000	6.875%, 12/15/2015	246,000
	Smithfield Foods, Inc.
150,000	7.000%, 8/1/2011	106,500
	Stater Brothers Holdings, Inc.
290,000	8.125%, 6/15/2012	262,450
	SUPERVALU, Inc.
460,000	7.500%, 11/15/2014	377,200
	Tenet Healthcare Corporation
300,000	6.500%, 6/1/2012	228,000
300,000	7.375%, 2/1/2013	213,750
	Teva Pharmaceutical Finance Company, Convertible
450,000	1.750%, 2/1/2026[h]	494,437
	Tyson Foods, Inc.
300,000	7.350%, 4/1/2016	222,000
	Ventas Realty, LP/Ventas Capital Corporation
70,000	6.500%, 6/1/2016	51,275
	Visant Corporation
150,000	7.625%, 10/1/2012	123,000

	Total Consumer Non-Cyclical	7,848,890

Energy (3.7%)
	Cameron International Corporation, Convertible
450,000	2.500%, 6/15/2026	444,375
	Chesapeake Energy Corporation
470,000	6.375%, 6/15/2015	371,300
200,000	6.250%, 1/15/2018	148,000
	Chesapeake Energy Corporation, Convertible
450,000	2.750%, 11/15/2035	284,063
	Cie Generale de Geophysique Veritas
300,000	7.500%, 5/15/2015	186,000
	Connacher Oil and Gas, Ltd.
280,000	10.250%, 12/15/2015[e]	112,000
	Denbury Resources, Inc.
220,000	7.500%, 12/15/2015	156,200
	Forest Oil Corporation
270,000	7.250%, 6/15/2019	197,100
	Hornbeck Offshore Services, Inc.
170,000	6.125%, 12/1/2014	110,500
	Newfield Exploration Company
225,000	6.625%, 4/15/2016	178,875
	OPTI Canada, Inc.
260,000	8.250%, 12/15/2014	140,400
	PetroHawk Energy Corporation
270,000	9.125%, 7/15/2013	218,700
	Petroplus Finance, Ltd.
200,000	7.000%, 5/1/2017[e]	122,000
	Pioneer Natural Resources Company
300,000	6.650%, 3/15/2017	214,080
	Plains Exploration & Production Company
280,000	7.750%, 6/15/2015	211,400
	PNM Resources, Inc.
150,000	9.250%, 5/15/2015	119,250
	Pride International, Inc.
155,000	7.375%, 7/15/2014	144,150
	Sandridge Energy, Inc.
295,000	8.000%, 6/1/2018[e]	163,725
	Tesoro Corporation
300,000	6.625%, 11/1/2015	174,000
	Transocean, Inc., Convertible
360,000	1.500%, 12/15/2037	291,600
	Whiting Petroleum Corporation
295,000	7.000%, 2/1/2014	207,975

	Total Energy	4,195,693

Financials (3.8%)
	AXA SA
300,000	6.463%, 12/14/2018[e]	131,049
	Bank of America Corporation
120,000	8.000%, 1/30/2018	86,315
	BBVA Bancomer SA
300,000	6.008%, 5/17/2022[e]	199,595
	Deluxe Corporation
150,000	5.125%, 10/1/2014	67,500
	E*Trade Financial Corporation
250,000	7.375%, 9/15/2013	90,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (64.3%)	Value
Financials (3.8%) - continued
	Fairfax Financial Holdings, Ltd.
150,000	7.750%, 6/15/2017	114,000
	General Motors Acceptance Corporation, LLC
294,000	6.875%, 9/15/2011[e]	240,862
186,000	6.875%, 8/28/2012[e]	142,770
	J.P. Morgan Chase Capital XX
560,000	6.550%, 9/29/2036	473,361
	Lehman Brothers Holdings, Inc.
600,000	7.000%, 9/27/2027[j]	57,000
	Lincoln National Corporation
870,000	7.000%, 5/17/2066	365,400
	MetLife, Inc.
75,000	7.875%, 12/15/2037[e]	47,052
	Mitsubishi UFG Capital Finance, Ltd.
300,000	6.346%, 7/25/2016	209,017
	Nuveen Investments, Inc.
150,000	10.500%, 11/15/2015[e]	33,188
	ProLogis Trust
290,000	5.625%, 11/15/2016	139,096
	Prudential Financial, Inc.
130,000	8.875%, 6/15/2038	83,750
	Rabobank Capital Funding Trust
580,000	5.254%, 10/21/2016[e]	317,998
	Rouse Company, LP
290,000	3.625%, 3/15/2009	120,350
145,000	6.750%, 5/1/2013[e]	52,200
	Royal Bank of Scotland Group plc
580,000	6.990%, 10/5/2017[e]	271,171
	Swiss RE Capital I, LP
580,000	6.854%, 5/25/2016[e]	184,472
	Wachovia Capital Trust III
580,000	5.800%, 3/15/2011	342,200
	Wells Fargo Capital XIII
670,000	7.700%, 3/26/2013	552,958

	Total Financials	4,321,304

Technology (2.5%)
	Amkor Technology, Inc.
150,000	7.750%, 5/15/2013	85,500
	Avago Technologies Finance Pte
36,000	7.703%, 3/2/2009[f]	28,665
180,000	10.125%, 12/1/2013	137,025
	EMC Corporation, Convertible
370,000	1.750%, 12/1/2013	345,950
	First Data Corporation
300,000	9.875%, 9/24/2015	181,500
	Flextronics International, Ltd.
230,000	6.250%, 11/15/2014	171,350
	Freescale Semiconductor, Inc.
440,000	8.875%, 12/15/2014	193,600
	Intel Corporation, Convertible
600,000	2.950%, 12/15/2035	519,750
	Iron Mountain, Inc.
295,000	7.750%, 1/15/2015	264,762
	Nortel Networks, Ltd.
500,000	10.125%, 7/15/2013[g]	132,500
	NXP BV/NXP Funding, LLC
110,000	7.503%, 1/15/2009[f]	36,575
	Sanmina-SCI Corporation
240,000	6.750%, 3/1/2013[h]	103,200
	Seagate Technology HDD Holdings
330,000	6.800%, 10/1/2016	171,600
	Sungard Data Systems, Inc.
570,000	4.875%, 1/15/2014	393,300
	Unisys Corporation
290,000	8.000%, 10/15/2012	81,200

	Total Technology	2,846,477

Transportation (0.9%)
	Avis Budget Car Rental, LLC
145,000	7.750%, 5/15/2016	42,050
	Continental Airlines, Inc.
255,694	7.875%, 7/2/2018	143,189
	Delta Air Lines, Inc.
180,000	7.920%, 11/18/2010	119,700
	Hertz Corporation
370,000	8.875%, 1/1/2014	227,550
	Kansas City Southern de Mexico SA de CV
210,000	7.625%, 12/1/2013	172,200
	Piper Jaffray Equipment Trust Securities
469,006	6.750%, 4/1/2011[i]	335,339

	Total Transportation	1,040,028

Utilities (5.2%)
	AES Corporation
570,000	7.750%, 10/15/2015	478,800
	AmeriGas Partners, LP
150,000	7.250%, 5/20/2015	122,250
	Copano Energy, LLC
290,000	8.125%, 3/1/2016	210,250
	Dynegy Holdings, Inc.
150,000	6.875%, 4/1/2011	131,250
170,000	8.375%, 5/1/2016	120,700
150,000	7.750%, 6/1/2019	103,500
	Edison Mission Energy
180,000	7.750%, 6/15/2016	160,200
270,000	7.000%, 5/15/2017	234,900
	El Paso Corporation
150,000	12.000%, 12/12/2013	147,000
320,000	6.875%, 6/15/2014	258,341
	Energy Future Holdings Corporation
290,000	10.875%, 11/1/2017[e]	205,900
	Enterprise Products Operating, LP
1,000,000	7.034%, 1/15/2068	470,000
	Exelon Corporation
590,000	4.900%, 6/15/2015	483,700
	Illinois Power Company
240,000	6.125%, 11/15/2017	215,308
	Intergen NV
300,000	9.000%, 6/30/2017[e]	246,000
	Kinder Morgan Finance Company ulc
280,000	5.700%, 1/5/2016	208,600
	Mirant North America, LLC
250,000	7.375%, 12/31/2013	240,000
	NRG Energy, Inc.
475,000	7.375%, 2/1/2016	441,750
	Pacific Energy Partners, LP/Pacific Energy Finance Corporation
170,000	7.125%, 6/15/2014	148,484

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2008

Principal Amount	Long-Term Fixed Income (64.3%)	Value
Utilities (5.2%) - continued
	Regency Energy Partners, LP
150,000	8.375%, 12/15/2013	102,750
	Reliant Energy, Inc.
145,000	6.750%, 12/15/2014	130,500
300,000	7.875%, 6/15/2017	243,000
	Sabine Pass LNG, LP
295,000	7.500%, 11/30/2016	212,400
	SemGroup, LP
210,000	8.750%, 11/15/2015[e,j]	7,350
	Southern Star Central Corporation
150,000	6.750%, 3/1/2016	124,500
	Southern Union Company
300,000	7.200%, 11/1/2066	103,500
	Texas Competitive Electric Holdings Company, LLC
390,000	10.250%, 11/1/2015[e]	276,900
	Williams Partners, LP
170,000	7.250%, 2/1/2017	134,300

	Total Utilities	5,962,133

	Total Long-Term Fixed Income (cost $96,472,723)	73,371,168

Shares	Common Stock (24.3%)
Consumer Discretionary (1.6%)
3,000	Black & Decker Corporation	125,430
13,400	CBS Corporation	109,746
13,400	Gannett Company, Inc.[h]	107,200
3,700	Genuine Parts Company	140,082
8,600	Home Depot, Inc.	197,972
5,700	Johnson Controls, Inc.	103,512
9,200	KB Home[h]	125,304
5,400	Mattel, Inc.	86,400
3,900	McDonald’s Corporation	242,541
10,700	Men’s Wearhouse, Inc.	144,878
3,300	NIKE, Inc.	168,300
2,300	VF Corporation	125,971
4,300	Walt Disney Company	97,567

	Total Consumer Discretionary	1,774,903

Consumer Staples (2.6%)
9,800	Altria Group, Inc.	147,588
5,600	Coca-Cola Company	253,512
2,000	Colgate-Palmolive Company	137,080
4,700	ConAgra Foods, Inc.	77,550
2,800	Costco Wholesale Corporation	147,000
5,100	CVS/Caremark Corporation	146,574
1,800	Diageo plc ADR	102,132
4,200	General Mills, Inc.	255,150
3,800	Kimberly-Clark Corporation	200,412
7,700	Kraft Foods, Inc.	206,745
2,700	Lorillard, Inc.	152,145
4,400	McCormick & Company, Inc.	140,184
2,500	Molson Coors Brewing Company	122,300
6,300	Philip Morris International, Inc.	274,113
5,040	Procter & Gamble Company	311,573
5,200	Wal-Mart Stores, Inc.	291,512

	Total Consumer Staples	2,965,570

Energy (3.3%)
1,600	Apache Corporation	119,248
3,800	BP plc ADR	177,612
8,300	Chevron Corporation	613,951
7,600	ConocoPhillips	393,680
1,900	Devon Energy Corporation	124,849
8,300	Exxon Mobil Corporation	662,589
6,100	Halliburton Company	110,898
32,168	Kayne Anderson MLP Investment Company	524,339
8,600	Marathon Oil Corporation	235,296
3,200	Occidental Petroleum Corporation	191,968
18,600	Precision Drilling Corporation[h]	156,054
3,500	Royal Dutch Shell plc ADR	185,290
3,500	Total SA ADR	193,550
5,100	Valero Energy Corporation	110,364

	Total Energy	3,799,688

Financials (6.7%)
2,100	Acadia Realty Trust	29,967
1,200	ACE, Ltd.	63,504
2,900	AFLAC, Inc.	132,936
1,000	Alexandria Real Estate Equities, Inc.	60,340
2,200	AMB Property Corporation	51,524
1,500	American Campus Communities, Inc.	30,720
1,240	Apartment Investment & Management Company	14,322
1,700	AvalonBay Communities, Inc.	102,986
18,100	Bank of America Corporation	254,848
8,100	Bank of New York Mellon Corporation	229,473
5,800	BB&T Corporation	159,268
1,700	BioMed Realty Trust, Inc.	19,924
2,500	Boston Properties, Inc.	137,500
1,700	Brandywine Realty Trust	13,107
1,100	BRE Properties, Inc.	30,778
1,000	Brookfield Asset Management, Inc.	15,270
4,300	Brookfield Properties Corporation	33,239
1,300	Camden Property Trust	40,742
2,300	Chubb Corporation	117,300
15,200	Citigroup, Inc.	101,992
2,200	Colonial Properties Trust	18,326
1,300	Corporate Office Properties Trust[h]	39,910
1,000	Cullen/Frost Bankers, Inc.	50,680
5,100	DCT Industrial Trust, Inc.	25,806
2,900	DiamondRock Hospitality Company	14,703
2,100	Digital Realty Trust, Inc.[h]	68,985
2,000	Douglas Emmett, Inc.	26,120
1,500	Duke Realty Corporation	16,440
900	Entertainment Properties Trust	26,820
4,400	Equity Residential REIT	131,208
800	Essex Property Trust, Inc.	61,400
2,300	Everest Re Group, Ltd.	175,122
2,100	Extra Space Storage, Inc.	21,672
1,700	Federal Realty Investment Trust	105,536
44,469	Fiduciary/Claymore MLP Opportunity Fund	552,305
1,800	Forest City Enterprises	12,060
6,800	Glacier Bancorp, Inc.	129,336
1,000	Goldman Sachs Group, Inc.	84,390

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2008

Shares	Common Stock (24.3%)	Value
Financials (6.7%) - continued
3,000	Health Care Property Investors, Inc.	83,310
1,300	Health Care REIT, Inc.	54,860
900	Healthcare Realty Trust, Inc.	21,132
900	Highwoods Properties, Inc.	24,624
700	Home Properties, Inc.	28,420
9,500	Host Hotels & Resorts, Inc.[h]	71,915
7,300	Hudson City Bancorp, Inc.	116,508
7,000	iShares S&P U.S. Preferred Stock Index Fund	204,470
12,900	J.P. Morgan Chase & Company	406,737
9,600	KeyCorp	81,792
900	Kilroy Realty Corporation	30,114
4,145	Kimco Realty Corporation	75,771
1,400	LaSalle Hotel Properties	15,470
1,700	Liberty Property Trust	38,811
9,000	Lincoln National Corporation	169,560
1,800	Macerich Company[h]	32,688
1,500	Mack-Cali Realty Corporation	36,750
3,300	MetLife, Inc.	115,038
700	Mid-America Apartment Communities, Inc.[h]	26,012
2,000	National Retail Properties, Inc.[h]	34,380
2,100	Nationwide Health Properties, Inc.[h]	60,312
8,700	Old Republic International Corporation	103,704
1,500	Omega Healthcare Investors, Inc.	23,955
2,700	One Liberty Properties, Inc.	23,760
2,300	People’s United Financial, Inc.	41,009
700	Plum Creek Timber Company, Inc.	24,318
1,100	PNC Financial Services Group, Inc.	53,900
1,300	Post Properties, Inc.	21,450
6,600	PowerShares Preferred Portfolio	82,038
6,900	ProLogis Trust	95,841
2,302	Public Storage, Inc.	183,009
2,000	Regency Centers Corporation	93,400
7,200	Regions Financial Corporation	57,312
2,200	Senior Housing Property Trust	39,424
4,700	Simon Property Group, Inc.	249,711
1,466	SL Green Realty Corporation[h]	37,969
7,300	SPDR DJ Wilshire International Real Estate ETF	197,684
4,000	T. Rowe Price Group, Inc.	141,760
1,100	Tanger Factory Outlet Centers, Inc.[h]	41,382
1,600	Taubman Centers, Inc.	40,736
12,620	Tortoise North American Energy Corporation	134,655
2,400	Travelers Companies, Inc.	108,480
11,700	U.S. Bancorp	292,617
1,500	UDR, Inc.	20,685
3,200	Ventas, Inc.	107,424
2,800	Vornado Realty Trust	168,980
800	Weingarten Realty Investors[h]	16,552
11,900	Wells Fargo & Company	350,812

	Total Financials	7,681,800

Health Care (2.6%)
6,800	Abbott Laboratories	362,916
3,400	AstraZeneca plc	139,502
2,600	Baxter International, Inc.	139,334
11,300	Bristol-Myers Squibb Company	262,725
7,300	CIGNA Corporation	123,005
4,500	Eli Lilly and Company	181,215
6,300	Johnson & Johnson	376,929
3,200	McKesson Corporation	123,936
4,000	Medtronic, Inc.	125,680
6,600	Merck & Company, Inc.	200,640
23,200	Pfizer, Inc.	410,872
4,400	Sanofi-Aventis ADR	141,504
1,600	Teva Pharmaceutical Industries, Ltd. ADR	68,112
4,800	UnitedHealth Group, Inc.	127,680
5,700	Wyeth	213,807

	Total Health Care	2,997,857

Industrials (2.2%)
3,200	3M Company	184,128
4,300	Boeing Company	183,481
4,500	Caterpillar, Inc.	201,015
3,000	Danaher Corporation	169,830
5,600	Emerson Electric Company	205,016
2,700	General Dynamics Corporation	155,493
22,000	General Electric Company	356,400
2,900	Hubbell, Inc.	94,772
2,100	Illinois Tool Works, Inc.	73,605
8,300	Masco Corporation	92,379
6,600	Republic Services, Inc.	163,614
8,800	Trinity Industries, Inc.	138,688
5,900	Tyco International, Ltd.	127,440
3,500	United Technologies Corporation	187,600
4,200	Waste Management, Inc.	139,188

	Total Industrials	2,472,649

Information Technology (1.8%)
6,200	Accenture, Ltd.	203,298
7,900	Automatic Data Processing, Inc.	310,786
5,300	Broadcom Corporation[k]	89,941
6,600	Hewlett-Packard Company	239,514
14,400	Intel Corporation	211,104
3,500	International Business Machines Corporation	294,560
4,500	Microchip Technology, Inc.[h]	87,885
8,500	Microsoft Corporation	165,240
18,400	Motorola, Inc.	81,512
8,600	Nokia Oyj ADR[h]	134,160
6,800	Paychex, Inc.	178,704
7,600	SanDisk Corporation[k]	72,960

	Total Information Technology	2,069,664

Materials (0.8%)
1,500	Air Products and Chemicals, Inc.	75,405
4,500	Bemis Company, Inc.	106,560
4,900	Dow Chemical Company	73,941
6,900	E.I. du Pont de Nemours and Company	174,570
1,600	Vulcan Materials Company[h]	111,328
19,600	Wausau Paper Corporation	224,224
300	Weyerhaeuser Company	9,183
8,800	Worthington Industries, Inc.[h]	96,976

	Total Materials	872,187

Telecommunications Services (1.4%)
2,800	America Movil SA de CV ADR	86,772
21,700	AT&T, Inc.	618,450

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2008

Shares	Common Stock (24.3%)	Value
Telecommunications Services (1.4%) - continued
2,400	CenturyTel, Inc.[h]	65,592
38,600	Qwest Communications International, Inc.[h]	140,504
4,400	Shenandoah Telecommunications Company	123,420
10,300	Verizon Communications, Inc.	349,170
5,400	Vodafone Group plc ADR	110,376
16,000	Windstream Corporation	147,200

	Total Telecommunications Services	1,641,484

Utilities (1.3%)
4,600	Atmos Energy Corporation	109,020
10,700	Black Hills Corporation	288,472
1,500	Entergy Corporation	124,695
2,300	FirstEnergy Corporation	111,734
2,900	FPL Group, Inc.	145,957
27,000	Korea Electric Power Corporation ADR[h]	313,470
15,100	PNM Resources, Inc.[h]	152,208
4,000	Progress Energy, Inc.	159,400
1,800	Southern Company	66,600

	Total Utilities	1,471,556

	Total Common Stock (cost $37,867,013)	27,747,358

	Preferred Stock (1.8%)
Basic Materials (0.4%)
9,000	Freeport-McMoran Copper & Gold, Inc., Convertible, 6.750%	427,050

	Total Basic Materials	427,050

Consumer Staples (0.5%)
15,000	Archer-Daniels-Midland Company, Convertible, 6.250%	568,500

	Total Consumer Staples	568,500

Financials (0.8%)
11,658	Allegro Investment Corporation SA, Reverse Convertible, 20.000%[e,k,l]	391,578
4,000	Merrill Lynch & Company, Inc., 8.625%	79,120
33,000	MetLife, Inc., Convertible, 6.375%	339,900
101	Preferred Blocker, Inc., 9.000%[e]	31,790
4,000	U.S. Bancorp, 7.875%	106,800

	Total Financials	949,188

U.S. Government (<0.1%)
4,000	Federal National Mortgage Association, 8.250%	3,320

	Total U.S. Government	3,320

Utilities (0.1%)
4,000	Xcel Energy, Inc., 7.600%	99,720

	Total Utilities	99,720

	Total Preferred Stock (cost $2,107,752)	2,047,778

	Collateral Held for Securities Loaned (2.6%)
2,951,110	Thrivent Financial Securities Lending Trust	2,951,110

	Total Collateral Held for Securities Loaned (cost $2,951,110)	2,951,110

Shares or Principal Amount	Short-Term Investments (3.9%)[m]	Value
	Federal National Mortgage Association Discount Notes
500,000	0.317%, 5/14/2009[n]	499,308
3,960,876	Thrivent Money Market Fund	3,960,876

	Total Short-Term Investments (at amortized cost)	4,460,184

	Total Investments (cost $149,258,597) 101.4%	$115,700,046

	Other Assets and Liabilities, Net (1.4%)	(1,618,848)

	Total Net Assets 100.0%	$114,081,198

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility as discussed in item 2(U) in the Notes to Financial Statements.
b	All or a portion of the loan is unfunded as discussed in item 2(U) of the Notes to Financial Statements.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security is insured or guaranteed.
e	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2008, the value of these investments was $9,702,370 or 8.5% of total net assets.
f	Denotes variable rate obligations for which the current yield and next scheduled reset date are shown.
g	Subsequent to December 31, 2008, the company has entered into bankruptcy and the security has decreased in value.
h	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
i	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Fund owned as of December 31, 2008.

Security	Acquisition Date	Cost
Commercial Mortgage Pass- Through Certificates	5/2/2007	$2,000,000
Piper Jaffray Equipment Trust Securities	9/13/2006	466,170
Tunica Biloxi Gaming Authority	11/8/2005	360,000
Turning Stone Resort Casino Enterprise	9/8/2006	180,923
Wachovia Bank Commercial Mortgage Trust	4/25/2007	2,000,000

j	In bankruptcy.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2008

k	Non-income producing security.
l	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements.
m	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
n	At December 31, 2008, $499,308 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open financial futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,478,956
Gross unrealized depreciation	(36,641,240)
Net unrealized appreciation (depreciation)	$(35,162,284)

Cost for federal income tax purposes	$150,862,330

The following table is a summary of the inputs used, as of December 31, 2008, in valuing the Diversified Income Plus Fund’s assets carried at fair value as discussed in item 2(A) of the Notes to Financial Statements.

Level	Investments in Securities	Other Financial Instruments*
Level 1	$36,283,754	$151,168
Level 2	76,539,801	—
Level 3	2,876,491	—

Totals (Level 1,2,3)	$115,700,046	$151,168

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for the Diversified Income Plus Fund as discussed in item 2(A) of the Notes to Financial Statements.

	Investments in Securities	Other Financial Instruments*
Value December 31, 2007	$6,036,083	$—
Accrued Discounts/Premiums	3,590	—
Realized Gain/(Loss)	(138,899)	—
Change in Unrealized Gain/(Loss)	(3,117,491)	—
Net Purchases/Sales	(517,523)	—
Transfers In and/or Out of Level 3	610,731	—

Value December 31, 2008	$2,876,491	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Fund

Schedule of Investments as of December 31, 2008

Futures	Number of Contracts Long/ (Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	78	March 2009	$9,037,270	$9,286,266	$248,996
10-Yr. U.S. Treasury Bond Futures	(20)	March 2009	(2,344,314)	(2,515,000)	(170,686)
S&P 500 Index Futures	10	March 2009	2,186,176	2,250,250	64,074
S&P 500 Index Mini-Futures	6	March 2009	261,247	270,031	8,784
Total Futures					$151,168

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Fund, is as follows:

Fund	Value December 31, 2007	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held at December 31, 2008	Value December 31, 2008	Income Earned January 1, 2008 - December 31, 2008
Money Market	$5,391,261	$64,974,117	$66,404,502	3,960,876	$3,960,876	$212,724
Thrivent Financial Securities Lending Trust	15,434,201	49,027,859	61,510,950	2,951,110	2,951,110	76,825
Total Value and Income Earned	20,825,462				6,911,986	289,549

The accompanying Notes to Financial Statements are an integral part of this schedule.

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Thrivent Mutual Funds

Statement of Assets and Liabilities

As of December 31, 2008	Real Estate Securities Fund	Equity Income Plus Fund	Diversified Income Plus Fund
Assets
Investments at cost	$111,119,214	$25,173,540	$149,258,597
Investments in securities at market value	62,921,767	19,495,336	108,788,060
Investments in affiliates at market value	8,043,853	1,634,430	6,911,986
Investments at Market Value	70,965,620	21,129,766	115,700,046

Cash	—	2,040,001	—
Dividends and interest receivable	589,696	64,749	1,382,293
Prepaid expenses	957	6,213	1,051
Receivable for investments sold	8,396	—	554,747
Receivable for written options	—	892	—
Receivable for fund shares sold	6,176	5,081	35,048
Receivable for variation margin	—	35,720	64,257
Total Assets	71,570,845	23,282,422	117,737,442

Liabilities
Accrued expenses	20,120	12,419	54,330
Payable for investments purchased	334,304	—	434,884
Payable upon return of collateral for securities loaned	6,258,786	—	2,951,110
Payable for fund shares redeemed	17,629	6,606	80,528
Payable for variation margin	—	—	41,438
Payable to affiliate	44,351	5,104	93,954
Total Liabilities	6,675,190	24,129	3,656,244

Net Assets
Capital stock (beneficial interest)	113,327,138	32,038,221	183,000,141
Accumulated undistributed net investment income/(loss)	(3,940)	(1,109)	(70,432)
Accumulated undistributed net realized gain/(loss)	(8,273,750)	(4,808,360)	(35,441,128)
Net unrealized appreciation/(depreciation) on:
Investments	(40,153,594)	(4,043,774)	(33,558,551)
Written option contracts	—	892	—
Futures contracts	—	72,423	151,168
Foreign currency transactions	(199)	—	—
Total Net Assets	$64,895,655	$23,258,293	$114,081,198

Class A Share Capital	$8,415,342	$2,947,830	$109,429,830
Shares of beneficial interest outstanding (Class A)	1,322,462	419,059	23,390,688
Net asset value per share	$6.36	$7.03	$4.68
Maximum public offering price	$6.73	$7.44	$4.90

Class B Share Capital	$—	$—	$560,977
Shares of beneficial interest outstanding (Class B)	—	—	119,976
Net asset value per share	$—	$—	$4.68

Institutional Class Share Capital	$56,480,313	$20,310,463	$4,090,391
Shares of beneficial interest outstanding (Institutional Class)	8,908,523	2,885,413	876,698
Net asset value per share	$6.34	$7.04	$4.67

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Operations

For the year ended December 31, 2008	Real Estate Securities Fund	Equity Income Plus Fund(a)	Diversified Income Plus Fund
Investment Income
Dividends	$3,146,453	$660,423	$1,836,043
Taxable interest	79,123	46,465	7,266,904
Income from mortgage dollar rolls	—	—	43,882
Income from securities loaned	212,827	—	76,825
Income from affiliated investments	81,244	64,087	212,724
Foreign dividend tax withholding	(7,186)	(3,848)	(7,767)
Total Investment Income	3,512,461	767,127	9,428,611

Expenses
Adviser fees	767,789	147,087	852,662
Accounting and pricing fees	19,354	15,332	47,523
Administrative service fees	19,195	4,526	31,006
Amortization of offering costs	—	26,849	—
Audit and legal fees	16,522	13,134	17,976
Custody fees	14,163	16,308	29,646
Distribution expenses Class A	31,866	8,155	368,200
Distribution expenses Class B	—	—	14,208
Insurance expenses	3,943	2,554	4,386
Printing and postage expenses Class A	18,527	3,752	78,919
Printing and postage expenses Class B	—	—	1,213
Printing and postage expenses Institutional Class	5,215	1,446	636
SEC and state registration expenses	28,483	10,816	47,161
Transfer agent fees Class A	53,007	4,298	205,556
Transfer agent fees Class B	—	—	7,850
Transfer agent fees Institutional Class	220	81	659
Trustees’ fees	1,630	2,946	(3,082)
Other expenses	10,791	6,669	9,157
Total Expenses Before Reimbursement	990,705	263,953	1,713,676

Less:
Reimbursement from adviser	(71,876)	(70,804)	(76,272)
Custody earnings credit	(58)	(74)	(480)
Total Net Expenses	918,771	193,075	1,636,924

Net Investment Income/(Loss)	2,593,690	574,052	7,791,687

Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(5,960,295)	(3,993,781)	(21,432,731)
Written option contracts	—	251,067	8,984
Futures contracts	(344,906)	(1,065,691)	(25,548)
Foreign currency transactions	(4,330)	—	—
Swap agreements	—	—	(247,071)
Change in net unrealized appreciation/(depreciation) on:
Investments	(35,090,969)	(4,043,774)	(24,821,623)
Written option contracts	—	892	—
Futures contracts	—	72,423	117,967
Foreign currency forward contracts	484	—	—
Foreign currency transactions	(529)	—	—
Swap agreements	—	—	66,259
Net Realized and Unrealized Gains/(Losses)	(41,400,545)	(8,778,864)	(46,333,763)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(38,806,855)	$(8,204,812)	$(38,542,076)

(a)	For the period from February 29, 2008 (inception) through December 31, 2008

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Real Estate Securities Fund		Equity Income Plus Fund
For the periods ended	12/31/2008	12/31/2007	12/31/2008(a)
Operations
Net investment income/(loss)	$2,593,690	$1,408,152	$574,052
Net realized gains/(losses)	(6,309,531)	1,226,866	(4,808,405)
Change in net unrealized appreciation/(depreciation)	(35,091,014)	(16,989,462)	(3,970,459)
Net Change in Net Assets Resulting From Operations	(38,806,855)	(14,354,444)	(8,204,812)

Distributions to Shareholders
From net investment income	(2,553,815)	(1,566,394)	(601,659)
From net realized gains	—	(2,841,093)	—
From return of capital	(1,655,454)	(57,298)	(29,022)
Total Distributions to Shareholders	(4,209,269)	(4,464,785)	(630,681)
Capital Stock Transactions
Class A
Sold	4,297,862	11,356,417	8,441,173
Distributions reinvested	501,778	905,901	73,763
Redeemed	(4,912,324)	(16,507,557)	(4,274,399)

Total Class A Capital Stock Transactions	(112,684)	(4,245,239)	4,240,537

Institutional Class
Sold	30,421,761	58,649,632	27,843,145
Distributions reinvested	3,690,230	3,533,685	553,495
Redeemed	(15,863,248)	(20,924,821)	(543,391)

Total Institutional Class Capital Stock Transactions	18,248,743	41,258,496	27,853,249
Capital Stock Transactions	18,136,059	37,013,257	32,093,786

Net Increase/(Decrease) in Net Assets	(24,880,065)	18,194,028	23,258,293
Net Assets, Beginning of Period	89,775,720	71,581,692	—
Net Assets, End of Period	$64,895,655	$89,775,720	$23,258,293
Accumulated undistributed net investment income/(loss)	$(3,940)	$(12,199)	$(1,109)

Capital Stock Share Transactions
Class A shares
Sold	431,194	827,738	873,747
Distributions reinvested	59,459	78,581	8,956
Redeemed	(551,069)	(1,344,756)	(463,644)

Total Class A shares	(60,416)	(438,437)	419,059

Capital Stock Share Transactions
Institutional Class shares
Sold	2,924,853	4,900,974	2,875,596
Distributions reinvested	434,304	319,092	67,773
Redeemed	(1,571,049)	(1,641,498)	(57,956)

Total Institutional Class shares	1,788,108	3,578,568	2,885,413

(a)	For the period from February 29, 2008 (inception) through December 31, 2008

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Statement of Changes in Net Assets

	Diversified Income Plus Fund
For the periods ended	12/31/2008	12/31/2007
Operations
Net investment income/(loss)	$7,791,687	$8,973,869
Net realized gains/(losses)	(21,696,366)	1,651,544
Change in net unrealized appreciation/(depreciation)	(24,637,397)	(13,936,632)
Net Change in Net Assets Resulting From Operations	(38,542,076)	(3,311,219)
Distributions to Shareholders
From net investment income	(8,262,778)	(9,156,389)
From return of capital	(40,687)	—
Total Distributions to Shareholders	(8,303,465)	(9,156,389)
Capital Stock Transactions
Class A
Sold	15,208,811	78,737,275
Distributions reinvested	6,220,982	6,685,583
Redeemed	(42,787,885)	(37,226,260)

Total Class A Capital Stock Transactions	(21,358,092)	48,196,588

Class B
Sold	12,275	260,532
Distributions reinvested	49,396	89,448
Redeemed	(1,411,618)	(956,300)

Total Class B Capital Stock Transactions	(1,349,947)	(606,320)

Institutional Class
Sold	851,164	8,959,691
Distributions reinvested	355,690	508,716
Redeemed	(4,865,229)	(6,072,646)

Total Institutional Class Capital Stock Transactions	(3,658,375)	3,395,761
Capital Stock Transactions	(26,366,414)	50,986,029

Net Increase/(Decrease) in Net Assets	(73,211,955)	38,518,421
Net Assets, Beginning of Period	187,293,153	148,774,732
Net Assets, End of Period	$114,081,198	$187,293,153
Accumulated undistributed net investment income/(loss)	$(70,432)	$234,705

Capital Stock Share Transactions
Class A shares
Sold	2,533,459	11,447,788
Distributions reinvested	1,083,423	989,643
Redeemed	(7,316,603)	(5,502,709)

Total Class A shares	(3,699,721)	6,934,722

Capital Stock Share Transactions
Class B shares
Sold	2,030	37,737
Distributions reinvested	8,350	13,215
Redeemed	(241,977)	(140,980)

Total Class B shares	(231,597)	(90,028)

Capital Stock Share Transactions
Institutional Class shares
Sold	148,662	1,303,372
Distributions reinvested	61,513	75,520
Redeemed	(817,788)	(907,488)

Total Institutional Class shares	(607,613)	471,404

The accompanying Notes to Financial Statements are an integral part of this schedule.

Notes to Financial Statements

As of December 31, 2008

(1) ORGANIZATION

Thrivent Mutual Funds (the “Trust”) was organized as a Massachusetts Business Trust on March 10, 1987 and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust is divided into twenty-nine separate series (each a “Fund” and, collectively, the “Funds”), each with its own investment objective and policies. The Trust currently consists of four allocation funds, seventeen equity funds, two hybrid funds, five fixed-income funds, and one money market fund. The Trust commenced operations on July 16, 1987.

This annual report includes Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund, three of the Trust’s twenty-nine Funds. The other Funds of the Trust are presented under a separate annual report.

As of December 31, 2008, the Trust includes three classes of shares: Class A, Class B and Institutional Class. The three classes of shares differ principally in their respective distribution expenses and arrangements. Class A shares have a 0.25% annual 12b-1 fee and a maximum front-end sales load of 5.50% for equity funds and 4.50% for fixed-income funds. Class B shares were offered at net asset value and have a 1.00% annual 12b-1 fee. In addition, Class B shares have a maximum deferred sales charge of 5.00%. The deferred sales charge declines by 1.00% per year through the fifth year. Class B shares convert to Class A shares at the end of the fifth year. Institutional Class shares are offered at net asset value and have no annual 12b-1 fees. All three classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

Effective October 16, 2004, the Trust no longer offered Class B shares for sale. On February 11, 2008, the Trust converted all outstanding Class B shares to Class A shares. Of the three funds included in this annual report, only Diversified Income Plus Fund offered all three classes of shares.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Trustees. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at the net asset value at the close of each business day.

For all Funds, short-term securities with maturities of 60 days or less are valued at amortized cost. All securities for which market values are not readily available or deemed unreliable are appraised at fair value as determined in good faith under the direction of the Board of Trustees. As of December 31, 2008, there were no securities valued at fair value.

In September 2006, the FASB issued FASB Statement No. 157 – Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value requirements. Various inputs are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; and Level 3 includes significant unobservable inputs such as the Fund’s own assumptions and broker evaluations in determining the fair value of investments.

Fair Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Funds, under the supervision of the Board of Trustees, evaluates the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Trustees has authorized the investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Trustees.

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(B) Foreign Currency Translation – The accounting records of each Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

For federal income tax purposes, the Funds treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Contracts – In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward currency contracts. Additionally, the Funds may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Funds could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. During the year ended December 31, 2008, Real Estate Securities Fund engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Funds may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Income Taxes – No provision has been made for income taxes because each Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all taxable income on a timely basis. It is also the intention of the Funds to distribute an amount sufficient to avoid imposition of any federal excise tax. The Funds, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Fund is treated as a separate taxable entity for federal income tax purposes. Certain Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividend paid deduction.

Certain Funds are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes (FIN 48), an interpretation of FASB Statement 109 that requires additional disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Trust must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

FIN 48 requires management of the Trust to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Funds include Federal, Minnesota, Wisconsin, and Massachusetts as well as certain foreign countries. As of December 31, 2008, open Federal, Minnesota, Wisconsin, and Massachusetts tax years include the tax years ended December 31, 2005, through 2008. Additionally, as of December 31, 2008, the December 31, 2004, tax year is open for Minnesota and Wisconsin. The Funds have no examinations in progress and none are expected at this time.

As of December 31, 2008, Management of the Trust has reviewed all open tax years and major jurisdictions and

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

concluded that the adoption of FIN 48 resulted in no effect to the Fund’s tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Funds are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Fund are allocated among all appropriate Funds in proportion to their respective net assets, number of shareholder accounts or other reasonable basis. Net investment income, expenses which are not class-specific, and realized and unrealized gains and losses are allocated directly to each class based upon the relative net asset value of outstanding shares.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

(G) Custody Earnings Credit – The Funds have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Net investment income is distributed to each shareholder as a dividend. Dividends from Real Estate Securities Fund and Equity Income Plus Fund are declared and paid quarterly. Dividends from Diversified Income Plus Fund are declared and paid monthly. Additionally, it is possible that such dividends may be reclassified as return of capital or capital gains after year end. Such determination can not be made until tax information is received from the real estate investments of the Fund. Net realized gains from securities transactions, if any, are distributed at least annually.

(I) Options – The Funds may buy put and call options and write put and covered call options. The Funds intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon expiration or closing of the option transaction.

When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Fund’s exposure to the underlying security while buying call options tends to increase a Fund’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. Writing put options tends to increase a Fund’s exposure to the underlying security while writing call options tends to decrease a Fund’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. Risks of loss may exceed amounts recognized on the Statements of Assets and Liabilities. During the year or period ended December 31, 2008, Equity Income Plus Fund and Diversified Income Plus Fund engaged in these types of investments.

(J) Financial Futures Contracts – The Funds may use futures contracts to manage the exposure to interest rate and market fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Funds may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, the realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. During the year or period ended December 31, 2008, Real Estate Securities Fund, Equity Income Plus Fund, and Diversified Income Plus Fund engaged in this type of investment.

(K) Swap Agreements – Certain Funds enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swaps generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is generally limited to the net amount of payments that the Fund is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Fund is contractually entitled to receive. Risks of loss may exceed amounts recognized on

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

the Statement of Assets and Liabilities. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. Periodic payments are recorded as realized gains or losses on the Statement of Operations. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Trust’s custodian, or a third party, in connection with these agreements.

Credit Default Swaps – A credit default swap is an agreement between two parties to exchange the credit risk of a particular issuer or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Funds may be either the protection seller or the protection buyer.

Certain Funds enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX indices are static portfolios of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Funds sell default protection and assume long-risk positions in individual credits or the indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost efficient and diversified structure. In the event that a position would default, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract the maximum potential amount of future payments would be the notional amount. For CDS the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. During the year ended December 31, 2008, Diversified Income Plus Fund engaged in these types of investments.

Total Rate of Return Swaps – A total rate of return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset plus any capital gains and losses over the payment period. The underlying asset is typically an index, loan or a basket of assets. Total rate of return swaps provide the Funds with the additional flexibility of gaining exposure to a market or securities index by using the most cost-effective vehicle available. During the year ended December 31, 2008, none of the Funds engaged in this type of investment.

Interest Rate Swaps – An interest rate swap is an agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed-rate for a specific period while the other pays a variable-rate based on an underlying index for the same period. Interest rate swaps allow the Funds to manage exposure to interest rate fluctuations. During the year ended December 31, 2008, none of the Funds engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Funds enter into dollar roll transactions on securities issued or to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Funds sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. During the period between the sale and repurchase, the Funds forgo principal and interest paid on the mortgage securities sold. The Funds are compensated from negotiated fees paid by brokers offered as an inducement to the Funds to “roll over” their purchase commitments. These fees are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the year ended December 31, 2008, Diversified Income Plus Fund engaged in this type of transaction.

(M) Securities Lending – The Trust has entered into a Securities Lending Agreement (the “Agreement”) with Dresdner Bank AG (“Dresdner”). The Agreement authorizes Dresdner to lend securities to authorized borrowers on behalf of the Funds. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Funds receive dividends and

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Dresdner for services provided and any other securities lending expenses, are included in Income from securities loaned on the Statement of Operations. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Fund could lose money.

As of December 31, 2008, Real Estate Securities Fund and Diversified Income Plus Fund had securities on loan. The value of securities on loan is as follows:

Fund	Securities on Loan
Real Estate Securities	$6,252,327
Diversified Income Plus	2,824,964

(N) When-Issued and Delayed Delivery Transactions – The Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Fund has sold a security on a delayed delivery basis, a Fund does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Funds may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended December 31, 2008, Diversified Income Plus Fund engaged in this type of transaction.

(P) Repurchase Agreements – Each Fund may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Fund must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Fund could incur a loss due to a drop in the market value of the security during the time it takes the Fund to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending court action. The Fund may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Funds’ investment adviser (or a subadviser) to be creditworthy. During the year ended December 31, 2008, none of the Funds engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain Funds may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option which is recognized as income. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. During the year ended December 31, 2008, Diversified Income Plus Fund engaged in this type of transaction.

(R) Credit Risk – The Funds may be susceptible to credit risk to the extent an issuer or counter party defaults on its payment obligation. The Funds’ policy is to monitor the creditworthiness of issuers and counterparties. Interest receivables on defaulted securities are monitored for ability to collect payments in default and are adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Loss Contingencies – Thrivent Diversified Income Plus Fund is a defendant in an adversary action filed on July 7, 2004, by the Official Committee of Asbestos Claimants of

Notes to Financial Statements

As of December 31, 2008

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

G-I Holdings Inc. (G-I) against prior and current holders of secured debt of Building Materials Corp. of America (BMCA), a wholly owned subsidiary of G-I. The suit seeks to recover the value of assets G-I transferred to BMCA that later served as collateral for BMCA’s Debt. The Fund at one time held secured notes in the amount of $1,650,000 and, if the plaintiffs are successful, it is possible that the Fund will be required to pay damages in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss can not be reasonably estimated.

(U) Loan Commitments – Certain Funds may enter into loan commitments, which generally have interest rates that reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”) and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. Therefore, the Funds must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked-to-market daily, are presented in the Schedule of Investments.

(V) Recent Accounting Pronouncements – In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 – Disclosures about Derivative Instruments and Hedging Activities: An Amendment of FASB Statement No. 133 (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. The provisions are effective for fiscal years beginning after November 15, 2008. Management of the Trust is currently evaluating the impact that FAS 161 will have on the Trust’s financial statements.

(W) Amortization of Offering Costs – The offering costs referenced in the Statement of Operations are costs incurred by the Fund in order to establish it for sale. These costs generally include costs related to registering the shares for sale with the various states as well as any legal costs associated with registering the Fund. These costs are amortized over a period of 12 months from inception.

(X) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Notes to Financial Statements

As of December 31, 2008

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Trust has entered into an Investment Advisory Agreement with Thrivent Asset Management, LLC (“Thrivent Asset Mgt.”). Thrivent Asset Mgt. is a wholly owned indirect subsidiary of Thrivent Financial for Lutherans. Under the Investment Advisory Agreement, each of the Funds pays a fee for investment advisory services. The fees are accrued daily and paid monthly. The annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Fund (M - Millions)	$0 to $50M	$50 to $100M	$100 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Equity Income Plus	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Diversified Income Plus	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%	0.550%

As of December 31, 2008, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Fund	Class A	Class B	Institutional Class	Expiration Date
Real Estate Securities	1.25%	N/A	—	2/28/2009
Equity Income Plus	1.15%	N/A	0.80%	2/28/2009

The Funds may invest cash in Thrivent Money Market Fund, subject to certain limitations. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Asset Mgt. reimburses an amount equal to the smaller of the amount of the advisory fee for the Fund or the amount of the advisory fee charged to the Fund for its investment in Thrivent Money Market Fund.

(B) Distribution Plan – Thrivent Investment Management, Inc. (“Thrivent Investment Mgt.”) is the Trust’s distributor. The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Class A shares generally have a Rule 12b-1 fee of no more than 0.25% of average net assets. Class B shares generally had a Rule 12b-1 fee of no more than 1.00% of average net assets.

(C) Sales Charges and Other Fees – For the year ended December 31, 2008, Thrivent Investment Mgt. received $240,131 of aggregate underwriting concessions from the sales of the Trust’s Class A and Class B shares and aggregate deferred sales charges of $2,605 from redemptions of Class A and Class B shares. Sales charges are not an expense of the Trust and are not reflected in the financial statements of any of the Funds.

The Trust has entered into an accounting services agreement with Thrivent Asset Mgt. pursuant to which Thrivent Asset Mgt. provides certain accounting personnel and services. For the year ended December 31, 2008, Thrivent Asset Mgt. received aggregate fees for accounting personnel and services of $60,334 from the Funds.

The Trust has entered into an agreement with Thrivent Asset Mgt. to provide certain administrative personnel and services to the Funds. For the year ended December 31, 2008, Thrivent Asset Mgt. received aggregate fees for administrative services of $54,727 from the Funds.

The Trust has entered into an agreement with Thrivent Financial Investor Services, Inc. (“Thrivent Investor Services”) to provide the Funds with transfer agent services. For the year ended December 31, 2008, Thrivent Investor Services received aggregate fees for transfer agent services of $276,869 from the Funds.

Each Trustee is eligible to participate in a deferred compensation plan with respect to fees received from the Funds. Participants in the plan may designate their deferred Trustee’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Trustee’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolio of Thrivent Mutual Funds. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Trustees not participating in the above plan received $6,989 in fees from the Funds for the year ended December 31, 2008. No remuneration has been paid by the Trust to any of the officers or affiliated Trustees of the Trust. In addition, the Trust reimbursed unaffiliated Trustees for reasonable expenses incurred in relation to attendance of meetings and industry conferences. Certain officers and non-independent trustees of the Fund are officers and directors of Thrivent Asset Mgt., Thrivent Investment Mgt. and Thrivent Investor Services; however, they receive no compensation from the Funds.

(D) Indirect Expenses – Some Funds invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the annualized weighted average expense ratio for the underlying funds in which it invests.

Notes to Financial Statements

As of December 31, 2008

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

Fund	Accumulated Net Investment Income/ (Loss)	Accumulated Net Realized Gain/(Loss)	Trust Capital
Real Estate Securities	$(31,616)	$9,319	$22,297
Equity Income Plus	26,498	45	(26,543)
Diversified Income Plus	165,954	13,827,882	(13,993,836)

At December 31, 2008, the following funds had accumulated net realized capital loss carryovers expiring as follows:

Fund	Capital Loss Carryover	Expiration Year
Real Estate Securities	4,699,170	2016

	$4,699,170

Equity Income Plus	4,389,302	2016

	$4,389,302

Diversified Income Plus	12,668,032	2009
	324,797	2011
	20,724,096	2016

	$33,716,925

To the extent that these Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following capital loss carryover expired during 2008: Diversified Income Plus Fund, $14,003,544.

The tax character of distributions paid during the years ended December 31, 2008, and December 31, 2007, was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Fund	12/31/2008	12/31/2007	12/31/2008	12/31/2007	12/31/2008	12/31/2007
Real Estate Securities	$2,553,815	$1,917,994	$—	$2,489,493	$1,655,454	$57,298
Equity Income Plus	601,659	—	—	—	29,022	—
Diversified Income Plus	8,262,778	9,156,389	—	—	40,687	—

Notes to Financial Statements

As of December 31, 2008

(5) DISTRIBUTIONS BY CLASS

Net investment income and net realized gain distributions by class for the Funds were as follows:

	Net Investment Income
	For the period ended, December 31, 2008			For the period ended, December 31, 2007
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Real Estate Securities	$293,918	N/A	$2,259,897	$438,619	N/A	$1,127,775
Equity Income Plus	73,366	N/A	528,293	N/A	N/A	N/A
Diversified Income Plus	7,843,159	$56,565	363,054	8,453,093	$102,833	600,463

	Net Realized Gains
	For the period ended, December 31, 2008			For the period ended, December 31, 2007
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Real Estate Securities	$—	N/A	$—	$466,993	N/A	$2,374,100
Equity Income Plus	—	N/A	—	N/A	N/A	N/A

	Return of Capital
	For the period ended, December 31, 2008			For the period ended, December 31, 2007
Fund	Class A	Class B	Institutional Class	Class A	Class B	Institutional Class
Real Estate Securities	$214,965	N/A	$1,440,489	$12,542	N/A	$44,756
Equity Income Plus	3,821	N/A	25,201	N/A	N/A	N/A
Diversified Income Plus	38,698	$359	1,630	—	$—	—

(6) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the period ended December 31, 2008, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands
Fund	Purchases	Sales
Real Estate Securities	$65,551	$45,156
Equity Income Plus	52,030	24,867
Diversified Income Plus	135,375	157,359

Purchases and sales of U.S. Government securities were:

	In thousands
Fund	Purchases	Sales
Diversified Income Plus	$32,805	$37,226

(B) Investments in Restricted Securities – Certain Funds may own restricted securities that were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2008, Diversified Income Plus Fund held five restricted securities which represent 2.81% of the Fund’s total net assets. The Funds have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – The Funds may invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Fund’s hedging strategy unsuccessful and could result in a loss to the Fund. In the event that a liquid secondary market would not exist, the Fund could be prevented from entering into a closing transaction, which could result in additional losses to the Fund.

Notes to Financial Statements

As of December 31, 2008

(6) SECURITY TRANSACTIONS – CONTINUED

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2008, were as follows:

	Number of Contracts	Premium Amount
Equity Income Plus
Balance at February 29, 2008	—	$—
Opened	1,076	719,028
Closed	(971)	(694,617)
Expired	(75)	(8,369)
Exercised	—	—

Balance at December 31, 2008	30	$16,042

Diversified Income Plus
Balance at December 31, 2007	—	$—
Opened	7	44,844
Closed	—	—
Expired	(2)	(8,985)
Exercised	(5)	(35,859)

Balance at December 31, 2008	—	$—

(7) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Funds are permitted to purchase or sell securities from or to certain other Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the Investment Company Act of 1940. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2008, none of the Funds engaged in purchases or sales of securities pursuant to these procedures.

(8) RELATED PARTY TRANSACTIONS

As of December 31, 2008, related parties held the following:

Fund	Shares	Percent of Fund’s Outstanding Shares
Real Estate Securities	623,299	6.1%

Thrivent Mutual Funds

Financial Highlights

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
REAL ESTATE SECURITIES FUND
Class A Shares
Year Ended 12/31/2008	$10.56	$0.23	$(4.05)	$(3.82)	$(0.22)	$—	$(0.16)
Year Ended 12/31/2007	13.34	0.12	(2.34)	(2.22)	(0.20)	(0.35)	(0.01)
Year Ended 12/31/2006	10.42	0.23	3.30	3.53	(0.26)	(0.31)	(0.04)
Year Ended 12/31/2005 (c)	10.00	0.11	0.48	0.59	(0.11)	(0.04)	(0.02)
Institutional Class Shares
Year Ended 12/31/2008	10.56	0.25	(4.06)	(3.81)	(0.25)	—	(0.16)
Year Ended 12/31/2007	13.35	0.25	(2.43)	(2.18)	(0.25)	(0.35)	(0.01)
Year Ended 12/31/2006	10.42	0.31	3.29	3.60	(0.32)	(0.31)	(0.04)
Year Ended 12/31/2005 (c)	10.00	0.12	0.49	0.61	(0.13)	(0.04)	(0.02)

EQUITY INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2008 (d)	10.00	0.18	(2.97)	(2.79)	(0.17)	—	(0.01)
Institutional Class Shares
Year Ended 12/31/2008 (d)	10.00	0.18	(2.94)	(2.76)	(0.19)	—	(0.01)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since fund inception, June 30, 2005.
(d)	Since fund inception, February 29, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**

Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate

$(0.38)	$6.36	(37.16)%	$8.4	1.25%	2.50%	1.73%	2.02%	49%
(0.56)	10.56	(16.84)%	14.6	1.10%	1.24%	1.53%	0.81%	77%
(0.61)	13.34	34.27%	24.3	0.48%	2.01%	1.60%	0.89%	70%
(0.17)	10.42	5.90%	10.0	1.06%	2.30%	2.30%	1.07%	16%

(0.41)	6.34	(37.00)%	56.5	0.91%	2.73%	0.93%	2.72%	49%
(0.61)	10.56	(16.59)%	75.2	0.82%	1.92%	0.95%	1.78%	77%
(0.67)	13.35	34.96%	47.3	0.00%	2.51%	1.06%	1.45%	70%
(0.19)	10.42	6.11%	14.9	0.31%	3.34%	1.61%	2.04%	16%

(0.18)	7.03	(28.15)%	2.9	1.15%	2.35%	1.68%	1.82%	114%

(0.20)	7.04	(27.90)%	20.3	0.80%	2.56%	1.08%	2.28%	114%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis of less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

	FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Total Distributions
DIVERSIFIED INCOME PLUS FUND
Class A Shares
Year Ended 12/31/2008	$6.48	$0.30	$(1.78)	$(1.48)	$(0.32)	$—	$(0.32)
Year Ended 12/31/2007	6.88	0.32	(0.39)	(0.07)	(0.33)	—	(0.33)
Period Ended 12/31/2006 (c)	6.70	0.05	0.18	0.23	(0.05)	—	(0.05)
Year Ended 10/31/2006	6.41	0.43	0.29	0.72	(0.43)	—	(0.43)
Year Ended 10/31/2005	6.71	0.46	(0.27)	0.19	(0.49)	—	(0.49)
Period Ended 10/31/2004 (d)	6.54	0.22	0.18	0.40	(0.23)	—	(0.23)
Year Ended 4/30/2004	6.27	0.46	0.28	0.74	(0.47)	—	(0.47)
Class B Shares
Year Ended 12/31/2008	6.47	0.29	(1.84)	(1.55)	(0.24)	—	(0.24)
Year Ended 12/31/2007	6.88	0.26	(0.41)	(0.15)	(0.26)	—	(0.26)
Period Ended 12/31/2006 (c)	6.70	0.04	0.18	0.22	(0.04)	—	(0.04)
Year Ended 10/31/2006	6.41	0.37	0.29	0.66	(0.37)	—	(0.37)
Year Ended 10/31/2005	6.72	0.40	(0.28)	0.12	(0.43)	—	(0.43)
Period Ended 10/31/2004 (d)	6.54	0.19	0.19	0.38	(0.20)	—	(0.20)
Year Ended 4/30/2004	6.27	0.40	0.28	0.68	(0.41)	—	(0.41)
Institutional Class Shares
Year Ended 12/31/2008	6.47	0.31	(1.76)	(1.45)	(0.35)	—	(0.35)
Year Ended 12/31/2007	6.88	0.35	(0.40)	(0.05)	(0.36)	—	(0.36)
Period Ended 12/31/2006 (c)	6.70	0.05	0.19	0.24	(0.06)	—	(0.06)
Year Ended 10/31/2006	6.41	0.45	0.30	0.75	(0.46)	—	(0.46)
Year Ended 10/31/2005	6.71	0.49	(0.27)	0.22	(0.52)	—	(0.52)
Period Ended 10/31/2004 (d)	6.54	0.24	0.18	0.42	(0.25)	—	(0.25)
Year Ended 4/30/2004	6.27	0.48	0.29	0.77	(0.50)	—	(0.50)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	For the period from November 1, 2006 to December 31, 2006.
(d)	For the period from May 1, 2004 to October 31, 2004.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Mutual Funds

Financial Highlights – continued

RATIOS / SUPPLEMENTAL DATA
			Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/ (Loss)	Portfolio Turnover Rate

$4.68	(23.69)%	$109.4	1.06%	5.02%	1.11%	4.97%	114%
6.48	(1.12)%	175.4	0.90%	4.82%	1.08%	4.64%	171%
6.88	3.50%	138.8	1.08%	4.80%	1.25%	4.63%	70%
6.70	11.77%	123.4	0.98%	6.66%	1.15%	6.49%	170%
6.41	2.91%	124.3	0.95%	6.99%	1.13%	6.82%	57%
6.71	6.32%	138.9	1.07%	6.82%	1.14%	6.75%	55%
6.54	12.08%	135.1	1.10%	6.98%	1.10%	6.98%	91%

4.68	(24.53)%	0.6	2.24%	3.70%	2.30%	3.65%	114%
6.47	(2.35)%	2.3	2.05%	3.67%	2.23%	3.49%	171%
6.88	3.32%	3.0	2.17%	3.77%	2.34%	3.60%	16%
6.70	10.64%	3.0	2.01%	5.75%	2.18%	5.58%	170%
6.41	1.74%	4.1	1.95%	6.02%	2.12%	5.85%	57%
6.72	5.95%	5.9	2.05%	5.84%	2.11%	5.78%	55%
6.54	11.06%	6.1	2.01%	6.07%	2.01%	6.07%	91%

4.67	(23.32)%	4.1	0.63%	5.42%	0.68%	5.37%	114%
6.47	(0.78)%	9.6	0.51%	5.22%	0.69%	5.04%	171%
6.88	3.59%	7.0	0.66%	5.15%	0.83%	4.98%	16%
6.70	12.29%	5.8	0.54%	6.84%	0.72%	6.66%	170%
6.41	3.36%	4.3	0.50%	7.42%	0.67%	7.25%	57%
6.71	6.56%	4.3	0.61%	7.28%	0.68%	7.21%	55%
6.54	12.56%	3.8	0.67%	7.41%	0.67%	7.41%	91%

(b)	Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year.
**	Computed on an annualized basis of less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Shareholder Notification of Federal Tax Information (unaudited)

The following information is provided solely to satisfy the requirements set forth by the Internal Revenue Code. Shareholders will be provided information regarding their distributions in February 2009.

The Funds designate the percentage of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and the percentage as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003 as follows:

Fund	Dividends Received Deduction for Corporations	Qualified Dividend Income for Individuals
Real Estate Securities	2%	2%
Equity Income Plus	85%	91%
Diversified Income Plus	11%	13%

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov).

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Trust’s Forms N-Q by calling 1-800-847-4836. The Trust’s Forms N-Q also are available on the Thrivent Financial web site (www.thrivent.com) or the SEC web site (www.sec.gov). You also may review and copy the Forms N-Q for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreements and Subadvisory Agreements

Both the Investment Company Act of 1940 and the terms of the Advisory Agreement of the Thrivent Mutual Funds (the “Trust”) require that the agreement be approved annually by a majority of the Board of Trustees, including a majority of the Independent Trustees.

At its meeting on November 11, 2008, the Board of Trustees of the Trust voted unanimously to renew the existing Advisory Agreement between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for each series (each a “Fund”) of the Trust. The Board also unanimously approved the Subadvisory Agreements for each of the Funds for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its reapproval of the agreements with the Advisory Organizations, the Board considered the following factors:

1.	The nature, extent and quality of the services provided by the Advisory Organizations;

2.	The performance of the Funds;

3.	The costs of services provided and profits realized by the Adviser;

4.	The extent to which economies of scale may be realized as the Funds grow; and

5.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

Additional Information

(unaudited)

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Trustees of the Trust) met on July 24, August 26 and November 11, 2008 to consider information relevant to the renewal process. The Independent Trustees also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Funds in comparison to a peer group of comparable investment companies; detailed information prepared by management with respect to the cost of services provided to the Funds and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Funds; and information regarding the types of services furnished to the Funds, the personnel providing the services, staff additions, systems improvements and plans for further hiring. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Funds. In addition to its review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with management.

The Independent Trustees were represented by independent counsel throughout the review process and during private sessions of the Independent Trustees to consider reapproval of the agreements. The Trustees also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving the Advisory Agreement and the Subadvisory Agreements. The Contract Committee’s and Board’s consideration of the factors listed above and the information provided to it are discussed below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2008, management presented information describing the services furnished to the Funds by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Funds under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and educational backgrounds of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Chief Investment Officer and from the Directors of Equity and Fixed Income Investments. In addition, the Board had, over the past year, met with a majority of the portfolio managers of both the Adviser and each of the Subadvisers, which gave the Board an opportunity to evaluate the managers’ abilities, experience, and the quality of services they provide to the Funds. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of Subadvisers to the Trust. The Independent Trustees also received quarterly reports from the Trust’s Chief Compliance Officer.

The Board also considered other benefits to the Adviser and its affiliates derived from its relationship with the Funds. These benefits include, among other things, fees for transfer agency services provided to the Funds, research received by the Adviser generated from commission dollars spent on Funds’ portfolio trading, and, in certain cases, distribution or service fees related to Funds’ sales. The Board reviewed with the Adviser each of these arrangements and the reasonableness of the costs relative to the services performed.

The Adviser also reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment of research analysts and other personnel, and investment in technology systems and applications to improve investment research, trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a significant factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Funds with quality service and competitive investment performance.

Performance of the Funds

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Fund. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Fund, including absolute performance, relative performance rankings within each Fund’s Lipper peer group and performance as compared to benchmark index returns. The Board considered investment performance for each Fund over the one-, three- and five-year periods. When evaluating investment performance, the Board placed emphasis on longer-term performance and on the trend of performance, focusing particularly upon the three-year performance record.

Additional Information

(unaudited)

For the three-year period ended September 30, 2008, 61% of the internally managed Funds and 50% of the subadvised Funds performed at or above the median of their respective Lipper peer groups. The Board concluded that the performance of the individual Funds was either satisfactory compared to their peer groups of funds or that the Adviser had taken appropriate actions to improve performance.

Cost of Services and Profitability to the Advisory Organization

The Board considered both the contractual and effective advisory fees for each of the Funds. They noted that 82% of the Funds, representing 83% of total Trust assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Funds, noting that 89% of the Funds, representing 86% of total Trust assets, had effective advisory fees at or below the medians of their peer groups. In addition, the Board reviewed information prepared by MPI comparing each Fund’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of the Adviser both overall and on a Fund-by-Fund basis.

The Board considered the allocations of the Adviser’s costs to the Funds. The internal audit department of the Adviser conducted a review of such allocations and reported to the Board regarding the reasonableness and consistency of these allocations. The Board was satisfied with the results of this review.

From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreements were reasonable, particularly in light of the expense reimbursements and waivers in effect. On the basis of this information and review, the Board concluded that the advisory fees charged to the Funds for investment management services were reasonable.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Trustees considered that those contracts had been negotiated at arm’s length between the Adviser and each Subadviser and that the markup for additional services provided by the Adviser was reasonable. The Board also was informed of any separate arrangements for unrelated services between a Subadviser and the Adviser or its affiliates.

Economies of Scale and Breakpoints

The Trustees considered whether economies of scale might be realized as a Fund’s assets increase. Because of differences between Funds as to management style and cost, it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Fund’s assets increase. Typically, expected economies of scale, where they exist, are shared through the use of fee breakpoints and/or fee waivers by the Adviser.

The Trustees considered information provided by the Adviser related to the breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Fund should be at or below the median expense ratio of its peer group. The Adviser noted that 85% of the Funds, representing 80% of total Trust assets, had net operating expenses at or below the median of their peer groups. The Board also noted that while some Funds were increasing in assets and other were decreasing in assets, the Funds overall were not experiencing significant asset growth.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Trustees voting separately, approved each of the agreements.

Board of Trustees and Officers

The following table provides information about the Trustees and Officers of the Trust. Each Trustees oversees each of the 29 series of the Trust and also serves as:

•

Director of Thrivent Series Fund, Inc., a registered investment company consisting of 41 portfolios that serve as underlying funds for variable contracts issued by Thrivent Financial for Lutherans (“Thrivent Financial”) and Thrivent Life Insurance Company and investment options in the retirement plan offered by Thrivent Financial; and

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial.

The 29 series of the Trust, the 41 portfolios of Thrivent Series Fund, Inc. and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Trustees and is available, without charge, by calling 1-800-847-4836.

Interested Trustee (1)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Pamela J. Moret 625 Fourth Avenue South Minneapolis, MN Age 52	President from 2004 until November 2008; Trustee from 2004 until December 2008	71	Executive Vice President, Strategic Development, Thrivent Financial since 2008; Executive Vice President, Marketing and Products, Thrivent Financial from 2002 until 2008	Director, American Public Media and affiliates; Director, Luther Seminary

Independent Trustees (3)

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 69	Trustee since 1992	71	President, Carthage College	Director, Optique Funds, Inc., an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center Board; Director, Prairie School Board; Director, United Health Systems Board

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 71	Trustee since 2003	71	Management consultant to several privately owned companies	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 70	Trustee since 2004	71	Retired	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 65	Trustee since 1987	71	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 65	Trustee since 2004	71	Vice President and Assistant General Counsel, Boeing Company since June 2007; President, National Legal Center for the Public Interest since 2004; General Counsel U.S. Department of Housing and Urban Development from 2001 to 2004; Partner, Baker & Hostetler, from 1986 to 2001	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 69	Chairperson beginning in 2009; Trustee since 2004	71	Retired	None

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 62	Trustee since 2006	71	Retired; previously Chief Executive Officer of CoBank from 1994 to June 30, 2006	Director, Keystone Neighborhood Company; Director, Center for Corporate Excellence

Edward W. Smeds 625 Fourth Avenue South Minneapolis, MN Age 72	Chairman from 2004 until December 2008; Trustee from 1999 until December 2008	71	Retired	Chairman of Carthage College Board

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation During the Past 5 Years	Other Directorships Held by Trustee
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 58	Trustee since 2007	71	Retired; previously Director from 1983 to September 30, 2007, Executive Vice President from 2001 to 2007, AML Compliance Officer from 2003 to 2007, Chief Financial Officer from 2000 to 2005, Chief Administrative Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, Interim President from 2002 to 2003, Treasurer from 2000 to 2005 and Secretary from 2000 to 2005 of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007, Chief Financial Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Funds	None

Board of Trustees and Officers

Executive Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 51	President since November 2008; previously, Vice President since 2004	Senior Vice President and Chief Investment Officer, Thrivent Financial since 2004; Managing Director, Colonnade Advisors LLC from 2001 to 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 37	Secretary and Chief Legal Officer since 2006	Vice President — Asset Management, Thrivent Financial since 2006; Partner, Kirkland & Ellis LLP from April 2004 to June 2006; Associate, Skadden, Arps, Slate, Meagher & Flom LLP from 1997 to 2004

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 43	Vice President Investment Company and Investment Adviser Chief Compliance Officer since 2004	Vice President and IC and IA Chief Compliance Officer, Thrivent Financial since 2004; previously Vice President and Controller of Thrivent Financial

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 41	Treasurer and Principal Financial Officer since 2005	Vice President, Mutual Fund Accounting since 2006; Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006; Director, Fund Accounting Administration, Thrivent Financial from 2002 to 2005

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2003; Manager of Portfolio Reporting, Thrivent Financial from 2003 to 2004; Independent Consultant from 2001 to 2003

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 47	Vice President since 2006	Vice President, Products, Thrivent Financial

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 38	Vice President Anti- Money Laundering Officer since 2006	Director of FSO Compliance Corp. BCM since 2006; Manager of Field and Securities Compliance from 2002 to 2006, Thrivent Financial

Kenneth L. Kirchner 4321 North Ballard Road Appleton, WI Age 42	Assistant Vice President since 2004	Director, Mutual Funds Operations, Thrivent Financial since 2004; Manager, Shareholder Services, Thrivent Financial from 2003 to 2004

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 47	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007; Insurance Practice Engagement Manager, McKinsey and Company from 1999 to 2004

Board of Trustees and Officers

Name, Address and Age	Position with Trust and Length of Service (2)	Principal Occupation During the Past 5 Years
James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 53	Assistant Secretary since 2006	Vice President, Office of the General Counsel, Thrivent Financial since 2005; Senior Securities Counsel, Allianz Life Insurance Company from January 2005 to August 2005; Vice President and Chief Legal Officer, Woodbury Financial Services, Inc. from September 2003 to January 2005; Vice President and Group Counsel, Corporate Practice Group, American Express Financial Advisors, Inc. from 2001 to 2003

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 38	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; previously Senior Counsel, Division of Investment Management of the Securities and Exchange Commission

Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 39	Assistant Treasurer since 1999	Director, Fund Accounting Operations, Thrivent Financial

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 31	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007; Manager, Mutual Fund Tax Reporting, Thrivent Financial from 2004 to 2005; Supervisor, Mutual Fund Tax Reporting, Thrivent Financial from 2002 to 2004

(1)	“Interested person” of the Trust as defined in the Investment Company Act of 1940 by virtue of positions with Thrivent Financial. Ms. Moret is considered an interested person because of her principal occupation with Thrivent Financial.
(2)	Each Trustee generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the Board until their successors are duly appointed and qualified.
(3)	The Trustees other than Ms. Moret are not “interested persons” of the Trust and are referred to as “Independent Trustees.”

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We’re Listening to You! In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Mutual Funds to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. Or you can enroll in eDelivery today at Thrivent.com and receive your annual and semiannual reports and prospectus electronically.

Thrivent Investment Management®

625 Fourth Ave. S., Minneapolis, MN 55415-1665 www.thrivent.com • e-mail: mail@thrivent.com • 800-THRIVENT (800-847-4836)

24042AR R2-09

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Trustees has determined that Herbert F. Eggerding, Jr., an independent trustee, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a) through (d)

Thrivent Real Estate Securities Fund, Thrivent Equity Income Plus Fund and Thrivent Diversified Income Plus Fund (each a “Fund” and collectively, the “Funds”) are each a series of Thrivent Mutual Funds, a Massachusetts business trust (the “Trust”). The Trust contains a total of 29 series (the “Series”), including the Funds. This Form N-CSR relates to the annual report of each Fund.

The following table presents the aggregate fees billed to the Funds for the respective fiscal years ended December 31, 2007 and December 31, 2008 by the Funds’ independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$16,676	$24,619

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$13,170	$10,741

All Other Fees(3)	$1,343	$0

Total	$31,189	$35,360

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The following table presents the aggregate fees billed to all Series of the Trust (other than the Funds) with fiscal years ending on October 31 for the fiscal years ended October 31, 2007 and October 31, 2008 by PwC for professional services rendered for the audit of the annual financial statements of the applicable Series and fees billed for other services rendered by PwC during those periods.

Fiscal Years Ended	10/31/07	10/31/08

Audit Fees	$364,656	$294,455

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$117,935	$156,366

All Other Fees(3)	$0	$0

Total	$482,591	$450,821

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)	Registrant’s audit committee charter, adopted in August 2004, provides that the audit committee (comprised of the independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934, as amended) of all non-auditing services performed for the registrant or for any service affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above which PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to each Fund and to the registrant for the fiscal year ended December 31, 2008 were for work performed by persons other than full-time, permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years set forth below were as follows:

Fiscal Year Ended	10/31/07	12/31/07	10/31/08	12/31/08
Registrant(1)	$0	$0	$0	$0
Adviser	$1,582	$1,582	$1,500	$1,500

(1)	Includes all Series of the Trust

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2009	THRIVENT MUTUAL FUNDS

/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 26, 2009	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: February 26, 2009	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer